UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-7062

PACIFIC GLOBAL FUND INC. D/B/A PACIFIC ADVISORS FUND INC.
(Exact name of registrant as specified in charter)

101 NORTH BRAND BLVD., SUITE 1950 GLENDALE, CALIFORNIA			91203
(Address of principal executive offices)			(Zip code)

GEORGE A. HENNING 101 NORTH BRAND BLVD., SUITE 1950 GLENDALE, CA 91203
(Name and address of agent for service)

Registrant’s telephone number, including area code:		818-242-6693

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2008

Item 1.	Report to Shareholders

Filed herewith.

semi-annual report

  june 30, 2008

government securities fund

income and equity fund

balanced fund

growth fund

multi-cap value fund

small cap fund

Pacific Advisors

  table of contents

Message from the Chairman	1

Government Securities Fund	4

Income and Equity Fund	8

Balanced Fund	12

Growth Fund	16

Multi-Cap Value Fund	20

Small Cap Fund	24

Statement of Investments	30

Statement of Assets and Liabilities	54

Statement of Operations	56

Statement of Changes in Net Assets	58

Notes to Financial Statements	62

Financial Highlights	69

Directors and Officers	76

This Report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current effective prospectus of the Fund, which contains information concerning the investment policies of the Fund as well as other pertinent information.

This Report is for informational purposes only and is not a solicitation, or a recommendation that any particular investor should purchase or sell any particular security. The statements in the Report are the opinions and beliefs expressed at the time of this commentary and are not intended to represent opinions and beliefs at any other time. These opinions are subject to change with market conditions and are not meant as a market forecast. All economic and performance information referenced is historical. Past performance does not guarantee future results.

For more information on the Pacific Advisors Funds, including information on charges, expenses and other classes offered, please obtain a copy of the prospectus by calling (800) 989-6693. Please read the prospectus and consider carefully the investment risks, objectives, charges and expenses before you invest or send money. Shares of the Pacific Advisors Funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Message

from the chairman

Dear Shareholders,

Economic uncertainty and market turmoil continued to challenge investors during the first six months of 2008. Nevertheless, select companies continued to thrive and offer attractive investment opportunities. A disciplined and patient investment strategy remained essential to managing risk while selectively seeking opportunities for return in this environment. During this period, the investment strategies for the Funds continued to focus on balancing risk and reward to achieve long-term growth.

Market Perspective

Investor confidence was shaken in the first half of 2008 as the U.S. equity market endured three corrective cycles. In each correction, the market retreated 10% or more from its peak in October 2007. The most recent pullback in late June and early July officially sent the Dow Jones Industrial Average (DJIA) and the S&P 500 Index into bear market territory.

Economic and market turmoil dominated the headlines and challenged investor confidence throughout the first six months. The markets were largely driven by reactions to higher energy costs, weakness in the housing sector, turmoil in the financial sector and credit markets, and soaring basic materials and commodities prices. Heightened volatility factored significantly into the daily performance of the equity and fixed income markets. Traditional market forces, such as positive earnings reports and merger and acquisitions activity, were largely overshadowed by daily news and rumors.

Short-term pessimism prevailed as many investors retreated to the sidelines to await more clarity on the economy and market. This turbulent environment offered few safe havens for bond and equity investors. Even traditional defensive investments such as healthcare-related stocks or AAA corporate bonds offered little protection. As a result, many investors sought safety in short-term U.S. Treasuries or cash.

Media attention has focused on problems specifically affecting the financial, auto, airline and housing sectors. Nevertheless, there are also many positive trends to support longer-term optimism. Outside the financial sector, the majority of U.S. companies appear to be successfully weathering this economic maelstrom. Buttressed by low debt levels, strong balance sheets, and solid 2008 earnings, most corporations appear to be achieving their longer-term business objectives.

In addition, global demand for energy, commodities and manufactured goods for infrastructure building remains strong. In particular, multi-national companies have benefited from strong global economic growth coupled with the effects of a weak U.S. dollar. While there will likely be some pullback in global growth rates following several years of robust expansion, the longer-term trend remains favorable.

No company or industry has been completely immune from downward pressures in this bear market environment. During these periods, however, solid companies are better positioned to continue their performance and strengthen their competitive advantages. As such, the stock valuations on these select companies can present compelling and superior investment opportunities for patient, long-term investors.

Economic Review

The U.S. and global economies remained resilient in the first half of the year despite inflationary headwinds and turmoil in the U.S. credit markets. The U.S. economy slowed over the first six months but avoided slipping into a recession. GDP growth moderated to 0.9% in the first quarter and increased modestly to 1.9% in the second quarter.

Rising food and energy costs contributed to slower growth by driving broad inflationary pressures to 4%. While the Federal Reserve expressed concern over the rise in inflation, it stated that it believed the increase was temporary and did not present a significant threat to the U.S. economy. Slower growth eventually led to a rise in unemployment from 5.0% to 5.5% during the second quarter. Yet, at 5.5%, unemployment still remains low by historical standards.

Consumer spending remained strong despite lagging consumer confidence in response to the rise in inflation and unemployment. Spending was buoyed in part by the government's tax rebate stimulus payments. Consumers also adapted their spending habits in response to surging gas and food prices. Decreases in discretionary spending were partially offset by behavioral changes including the increased use of public transportation, purchases of energy efficient autos and changes in shopping patterns to favor discount stores.

The Fed, U.S. Treasury and Congress responded in various ways to address the challenges facing the U.S. economy. Between January and April, the Fed incrementally lowered the fed funds rate from 4.75% to 2.00% to provide liquidity and stability for the U.S. financial system. It also provided billions of dollars in loans

Message

from the chairman continued

to troubled commercial and investment banking institutions to maintain the normal operation and integrity of the financial system. These critical steps helped prevent a global financial crisis and facilitated the restructure of business operations and the recapitalization of U.S. banking and financial services companies.

The global economies in Asia and Europe also entered a period of slower growth. It is too early to determine if the slowdown will expand into recession. However, a period of economic weakness would not be surprising given the extended period of strong growth especially in countries such as China, India and many of the Eastern European countries.

A period of slower economic growth would be a normal and predictable phase of economic development and should be followed by a period of continued expansion. Economic growth in these countries has led to a significant rise in living standards as wages improved and discretionary spending increased. These countries will continue to grow and make significant investments in infrastructure for transportation, telecommunications, industrial and residential construction. While there may be periodic slowdowns, the combination of investments in infrastructure and increased consumer spending is expected to sustain the global growth cycle for the next few years. After years of neglect, the governments in these countries have initiated economic policies that will enable them to remain competitive in the global marketplace.

Equity Investment Strategy

The Funds' equity investment strategies for the past several quarters have been more defensive in anticipation of a possible recession and the likelihood of a market correction. The global demand for energy and infrastructure development has been a focal point of these strategies. Many of the Funds' equity investments are in energy related businesses, manufacturing, transportation and more defensive areas such as healthcare and personal care products.

Market Review

June 30, 2008	Close	YTD Return
Dow Jones	11,350.01	-14.4%
S&P 500	1,280.00	-11.9%
NASDAQ	2,292.98	-13.5%
Russell 2000 (small cap)	689.66	-9.4%
	06/30/08	06/30/07
10-Year T-Note Yield	3.99%	5.03%

Data: The Wall Street Journal

The equity markets experienced above-average volatility and abrupt sell-offs during the first six months primarily in response to rising oil prices and troubles in the financial industry. The U.S. markets experienced two dramatic corrections in January and March. In April and May, the equity markets began to recover in response to good first quarter earnings by many non-financial companies. Even the financial sector saw some improvement as loan write-offs were lower than expected.

In June, the equity markets reversed course. The weaker dollar, higher energy costs and further problems in the financial sector led to a third correction which pushed the DJIA and S&P 500 into bear market territory. Investors had little appetite for risk despite indications that the overall market, as well as numerous stocks, were trading at or below their historical P/E norms.

When the Fed spurs economic growth by reducing interest rates, market leadership has historically been found in small cap and transportation stocks. This cycle should be no different. Since the end of the first quarter, the Russell 2000 has outperformed the broad market indices. Transportation stocks have also performed well despite pressures from higher energy costs. We believe this trend will continue and have utilized periods of market volatility as buying opportunities to increase the Funds' exposure in these areas.

During bear markets, investor pessimism often drives down the valuations of strong companies in troubled sectors to deeply oversold prices. We have seen this development in many sectors including the financial services and automotive industries. Our focused and value driven investment strategy has enabled us to selectively add to existing positions or make new investments in companies that we believe are well positioned to be market leaders as economic conditions improve.

A recovery in U.S. economic growth will be slow to develop. Therefore, continuing a more defensive strategy will be important. We do not anticipate any significant changes in the Funds' current investment strategies. We continue to be patient during this difficult market cycle and opportunistic as market volatility offers attractive investments at discounted prices.

Fixed Income Investment Strategy

Heightened volatility also characterized the fixed income market in the first half of the year. This was reflected in the yield on the benchmark 10-year Treasury Bond which traded in a wide range from 3.38% to 4.27% before ending the second quarter at 3.99%. Growing concerns over additional bank write-downs and the

Message

from the chairman

collapse of IndyMac Bank late in the second quarter helped undo some of the tentative improvements in the broader credit markets. Inflation driven by higher energy and food costs and weakness in the U.S. dollar created additional pressure on the fixed income markets.

During the first half of the year, uncertainty led most investors to seek safety over return. Short-term U.S. Treasuries, with maturities of 2 years or less, provided a safe haven for many investors. The Funds' fixed income holdings also remained concentrated in shorter-term U.S. Treasuries and investment grade corporate bonds to protect principal and minimize the impact of interest rate volatility. As bonds matured or were called, the proceeds were held in cash or reinvested into short-term Treasuries.

As appropriate, we also invested in bonds and preferred stock holdings in select financial firms. Valuations for most financial companies have declined regardless of each company's exposure to the recent troubles in the financial services sector. We continue to view these select investments positively given the strength of the underlying companies and the Fed's assurance that it will preserve the integrity of the U.S. financial system. We believe price declines suffered by these select investments are temporary and that portfolios will continue to benefit from their above-average coupons and realize capital appreciation as the credit markets improve.

The fixed income Funds will continue to employ an adaptive investment strategy in response to changing economic conditions. Until more definitive signals of recovery in the financial and housing sectors emerge, the Funds will remain defensively positioned in shorter-term high quality investments. We expect the Fed to begin raising interest rates later this year or early next year to reduce inflationary pressures as economic conditions improve. As interest rates increase, the Funds' fixed income investments will focus on longer-term bonds to lock in higher interest rates. This would enhance the total return through higher interest rates and the potential for capital appreciation.

Looking Ahead

In the coming quarters, economic growth is expected to continue at a slower rate while market volatility is likely to remain high. Inflationary trends will remain a focal point for the market. Initial signs of better economic conditions began to emerge early in the third quarter. Most notably, oil prices declined below the $130/b range in response to lower demand and indications that slower growth in Europe and Asia may help strengthen the U.S. dollar. The housing market will remain challenging. However, a variety of actions by financial institutions and the U.S. government to improve market conditions should help the recovery process.

Uncertainty is pervasive in the market. Nevertheless, corporate balance sheets generally remain strong and companies are holding up well in the face of current economic headwinds. Increasing signs of stability among select companies in the financial services sector should help improve broad market sentiment. The market is beginning to recognize individual companies that demonstrate an ability to manage through economic uncertainty and offer significant growth potential.

Much of the headline news has focused on the credit challenges facing individuals and financial institutions. Less publicized is the fact that a significant amount of market capital is invested in short-term money market instruments. As investor confidence improves, much of this capital will be deployed in the equity markets. While the first half of the year was psychologically taxing, market declines are a normal part of the economic cycle and the portfolio management process. We remain patient, focused and disciplined in the execution of the Funds' long-term investment strategies. In doing so, we continue to capitalize on this market's silver lining: the opportunity to purchase stocks and bonds at a discount to their compelling long-term valuations. While we acknowledge the difficulty in seeing opportunity in the midst of a bear market, we believe that a commitment to maintaining a disciplined long-term investment strategy will be rewarded.

Sincerely,

George A. Henning

Past performance does not guarantee future results. All economic and performance information is historical. The statements are the opinions and beliefs expressed at the time of this commentary and are not intended to represent opinions and beliefs expressed at any other time. These opinions are subject to change with market conditions and are not meant as a market forecast.

Pacific Advisors

  Government Securities Fund

Seeks to provide high current income, preservation of capital, and rising future income, consistent with prudent investment risk. Invests at least 80% of its assets in U.S. Government fixed income securities and may invest in other income-producing instruments including dividend paying common stocks, for income and capital appreciation.

TOTAL RETURNS		EXPENSE RATIOS
For the six months ended June 30, 2008		For the fiscal year ended 12/31/07
		Expense Ratio	Net Expense Ratio
Class A	0.41%	2.98%	1.62%
Class C	0.05%	3.76%	2.40%
Lehman Int T-Bond Index[1]	2.19%

Performance quoted is past performance which does not guarantee future results. Current performance may be higher or lower than the performance quoted. Call (800) 989-6693 for performance current to the most recent month-end. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns represent the change in value over the stated period assuming reinvestment of dividends and capital gains at net asset value. Returns do not take into account the maximum 4.75% sales charge on Class A shares or the 1% Contingent Deferred Sales Charge (CDSC) for Class C shares sold within one year of purchase. Returns would be lower if the applicable sales charge and CDSC were included. Returns do not take into account individual taxes which may reduce actual returns when shares are sold.

The Fund's investment adviser is waiving a portion of its management fees pursuant to an Expense Limitation Agreement. The waiver may be discontinued at any time with ninety days written notice in consultation with the Fund's board, but is expected to continue at current levels. Please see the Fund's most recent Annual Report for details. Performance shown reflects the waiver, without which the results would have been lower.

Interview with Portfolio Manager

Thomas H. Hanson

What challenges did the fixed income market face in the first half of 2008?

The collapse of the sub-prime market in 2007 continued to produce crippling effects in the broader fixed income market during 2008. A declining interest rate environment, instability in the overall financial system, and rising inflation drove many investors to seek safety in short-term U.S. Treasuries or cash. As a result, the yield on the benchmark 10-year Treasury Bond traded in a wide range from 3.38% to 4.27% before ending the second quarter at 3.99%.

Interest rate volatility was further fueled by the Federal Reserve's decision to continue cutting short-term interest rates. Between January and April, the Fed lowered the fed funds rate from 4.25% to 2.00% to sustain economic growth and provide liquidity and stability for the U.S. financial system. Globally, other central banks also pumped hundreds of billions of Euros, yen and pounds into their respective banking systems to help ease the liquidity crisis.

In spite of these efforts to improve liquidity, instability continued to permeate the financial sector. The sudden collapse of Bear Stearns and the ensuing Fed-assisted rescue by JP Morgan Chase underscored the role of the Fed in preserving the integrity of the U.S. financial system. In a series of unprecedented moves, the Fed stepped forward as the lender of last resort to help ensure the solvency of not only banks, but brokerage and financial services companies. Nevertheless, investor confidence in the nation's major financial institutions continued to waiver as banking and investment firms lined up to announce additional mortgage-related write-downs and capital raising initiatives.

1  The Lehman Intermediate Treasury Bond Index is an unmanaged index of intermediate term government bonds since 12/31/80.

The steady rise of oil prices, which stoked inflationary pressures throughout the economy, added to these market pressures. In response, the Fed adjusted its monetary policy language in the second quarter. Its stance shifted from accommodating economic growth to monitoring the threat of inflation. This more restrictive policy stance added yet another element of market uncertainty.

How did the Fund navigate this challenging environment?

The Fund focuses on total return and utilizes an investment strategy that adapts to changes in interest rates. When interest rates are low, the Fund's portfolio is weighted toward shorter-term bonds to protect principal. As interest rates near a peak, the Fund's portfolio is concentrated in higher yielding longer-term bonds. This enables the Fund to lock in higher yields and provides capital appreciation as interest rates decline over time.

Capital preservation remained paramount in 2008 given the elevated interest rate and credit risks. Consistent with the Fund's total return focus, we implemented a more defensive investment strategy in the first half of the year. In response to declining interest rates, we shortened the effective maturities on the Fund's fixed income holdings. As bonds matured or were called, proceeds were reinvested in shorter-term continuously callable government agency paper. The portfolio maintained a shorter average duration of approximately 2 years during the first half of the year.

This defensive strategy protected principal while allowing the Fund to achieve the highest reasonable yields given the current market risks. In addition, it positions the Fund to lock in higher yields on longer-term bonds once interest rates bottom and begin to rise. While this strategy caused the Fund's short-term performance to lag in 2008, it will position the Fund to achieve its long-term total return objectives.

How did the Fund respond to increased risk in securities issued by Fannie Mae and Freddie Mac?

The collapse of the sub-prime market resulted in significant write-downs and losses for many global and domestic financial services firms in the first half of the year. The stability of the housing market depends heavily on Fannie Mae and Freddie Mac which collectively hold almost half of the nation's mortgage debt. In the second quarter, uncertainty surrounding Fannie Mae and Freddie Mac securities increased substantially as the credit-worthiness and viability of these institutions were called into question.

As it became apparent that both institutions needed to raise capital in order to weather the mortgage meltdown, rumors of government intervention circulated. In response, the Fed stepped forward with the assistance of the U.S. Treasury to supply adequate funding to support these lenders. This critical step helped prevent a global financial crisis and provided these companies the means and the time to effectively restructure and recapitalize their operations.

The Fund responded to these developments by increasing its holdings in securities offered by other government agencies such as the Federal Home Loan Bank and Federal Farm Credit Bank. This diversification helped offset the Fund's limited exposure to Fannie Mae and Freddie Mac bonds. As the Fund's remaining Fannie Mae and Freddie Mac securities are called away or sold, proceeds will continue to be reinvested in bonds issued by the Federal Home Loan Bank, Federal Farm Credit Bank, or the U.S. Treasury. This will continue to strengthen the credit quality of the Fund's portfolio to protect against undue market risk.

How did the Fund use preferred stock to support total return?

Preferred stock provides an attractive substitute for agency or corporate bonds due to higher yields and to common stock as an asset class. Preferred stock holdings provide a risk-appropriate opportunity to enhance the Fund's total return through additional yield and capital appreciation potential. The Fund maintained approximately 8% of its portfolio in preferred stocks during the first six months.

Losses and write downs stemming from the sub-prime debacle required many financial institutions to raise capital in the first half of the year. In many cases, these institutions opted to issue preferred stock. These offerings included a number of issues by credit-worthy companies offering superior yields. The Fund capitalized on this opportunity by selectively replacing lower-yielding preferred stocks and callable bonds with these

Pacific Advisors

  Government Securities Fund continued

higher-yielding issues. For example, capital was rotated from a MetLife preferred stock paying 6.5% to a higher-yielding preferred stock by Citigroup at 8.125%.

How do the Fund's equity positions support its long-term investment objectives?

The Fund typically invests up to 10% of its portfolio in high-quality, dividend-producing stocks. Similar to preferred stocks, equities help provide a hedge against inflation by supplementing the Fund's total return with income and capital appreciation potential. The Fund's limited equity holdings also provide diversification to help manage portfolio risk. During 2008, the Fund maintained approximately 7% of its portfolio in dividend paying common stock. These holdings included electric utility PPL with a 4% yield and telecommunications services provider Citizens Communications with a yield of more than 6%.

What is the Fund's investment strategy heading into the second half of 2008?

The U.S. economy will likely continue to grow at a slower pace in the second half of 2008. Economic data have been uneven but continue to support a favorable long-term outlook for the economy. The markets are expected to remain highly volatile in light of ongoing economic, political and financial uncertainty.

The financial sector will remain challenging. Some of the more vulnerable banks and other financial institutions may be acquired or sell some of their more valuable assets to address credit and liquidity issues. This is a normal part of the economic cycle. The Fed's commitment to maintaining the integrity of the U.S. financial system should help the recovery process.

The Fund will continue to maintain its more defensive stance for the foreseeable future. Fixed income holdings will remain concentrated in shorter-term government agency paper with an average duration of approximately 2 years. As appropriate, we will continue to utilize high-quality preferred stocks as part of a short to intermediate-term strategy to supplement yield while interest rates remain low. When market and interest rate risks begin to moderate, we anticipate that the Fed will begin to raise interest rates to manage inflation. At that time, the Fund will buy longer-term bonds with higher interest rates to lock in yield and increase the Fund's capital appreciation potential.

Portfolio Holdings as of 06/30/08 (Based on Total Investments)

1.	U.S. Government Agencies	86.73%
2.	Equities	6.45%
3.	Preferred Stock	6.41%
4.	Cash and Cash Equivalents	0.41%

Expense Examples

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2008 through June 30, 2008.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 4.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within 60 days of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments, and (d) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which in not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 4.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within 60 days of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments, and (d) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 01/01/08	Ending Account Value 01/01/08	Expense Paid During Period 01/01/08 – 06/30/08
Government Securities Fund Class A
Actual	$1,000.00	$1,004.10	$8.17
Hypothetical (5% return before expense)	$1,000.00	$1,024.86	$8.26
Government Securities Fund Class C
Actual	$1,000.00	$1,000.50	$11.89
Hypothetical (5% return before expense)	$1,000.00	$1,024.86	$12.03

3  Expenses are equal to the Fund's annualized expense ratio of 1.64% for Class A shares and 2.39% for Class C shares, multiplied by the average account value over the period, multiplied by 182/365 days to reflect the one-half year period.

Pacific Advisors

  Income and Equity Fund

Seeks to provide current income and, secondarily, long-term capital appreciation. Invests primarily in investment grade fixed income securities and dividend paying stocks.

TOTAL RETURNS		EXPENSE RATIOS
For the six months ended June 30, 2008		For the fiscal year ended 12/31/07
		Expense Ratio	Net Expense Ratio
Class A	–3.60%	2.57%	1.95%
Class C	–3.98%	3.32%	2.70%
Lehman Int Corporate Bond Index[1]	–0.05%
S&P 500 Index[2]	–11.91%

Performance quoted is past performance which does not guarantee future results. Current performance may be higher or lower than the performance quoted. Call (800) 989-6693 for performance current to the most recent month-end. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns represent the change in value over the stated period assuming reinvestment of dividends and capital gains at net asset value. Returns do not take into account the maximum 4.75% sales charge on Class A shares or the 1% Contingent Deferred Sales Charge (CDSC) for Class C shares sold within one year of purchase. Returns would be lower if the applicable sales charge and CDSC were included. Returns do not take into account individual taxes which may reduce actual returns when shares are sold.

The Fund's investment adviser is waiving a portion of its management fees pursuant to an Expense Limitation Agreement. The waiver may be discontinued at any time with ninety days written notice in consultation with the Fund's board, but is expected to continue at current levels. Please see the Fund's most recent Annual Report for details. Performance shown reflects the waiver, without which the results would have been lower.

Interview with Portfolio Manager

Thomas H. Hanson

How did market turmoil impact the Fund's performance results?

Heightened volatility continued to characterize the equity and fixed income markets in 2008. The markets fell under the weight of growing economic uncertainty and the ongoing fallout from the sub-prime mortgage debacle. As a result, total return for the Fund lagged in the first half of 2008.

The Fund's corporate bond portfolio performed well given the volatile market environment. The fixed income market saw aggressive, and at times irrational, discounting in response to increasing risk and limited liquidity. Given the higher levels of market and credit risk, we maintained a defensive strategy to protect capital. The Fund continued to concentrate its holdings in investment grade bonds and maintain a shorter average maturity of approximately 4 1/2 years. This strategy helped protect capital and will provide the flexibility for the Fund to invest in higher yielding maturities once interest rates bottom and begin to rise.

The Fund maintained approximately 29% of its portfolio in common stocks and 8% in preferred stocks throughout the first half of the year. Energy and utility companies advanced strongly including Fund holdings Marathon Oil, Apache, and Dominion Resources. These gains, however, were largely offset by price devaluations in financial services and pharmaceutical holdings.

In particular, preferred stocks of financial services companies experienced significant pricing pressure. Preferred stock trades like a bond based on its dividend yield and the creditworthiness of the underlying company. Price declines occurred as large write-downs were recorded by many banks and insurance companies in the financial services industry. Valuations for most financial companies declined regardless

1  The Lehman Intermediate Corporate Bond Index is an unmanaged index of intermediate term U.S. corporate bonds since 01/01/73.

2  The Standard & Poor's 500 Index is an unmanaged, market capitalization weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and The Nasdaq Stock Market. Index returns assume the reinvestment of dividends, but, unlike the Fund's returns, do not reflect the effects of management fees or expenses.

of the companies' individual exposure to the troubles in the financial services sector. Consequently, the Fund's preferred stock holdings in companies such as Merrill Lynch and Barclays Bank experienced significant depreciation.

The drop in value of these investments has been irrational and driven by short-term factors. We continue to view positively these select investments given the strength of the underlying companies. These firms have successfully raised the capital needed to revitalize their balance sheets and weather current difficulties. In addition, they offer superior current income. For example, the portfolio's preferred stocks currently offer dividend yields that range between 6.2% on HSBC Holdings to 8.125% on Citigroup. We believe price declines suffered by these select investments are temporary and that the Fund will continue to benefit from the above-average dividend rates they provide and will realize capital appreciation as the credit markets improve.

What accounts for the ongoing higher level of risk in the corporate bond market?

Late in the summer of 2007, the broader fixed income market experienced a dramatic dislocation as the collapse of the sub-prime market rippled throughout the global financial system. The effects were immediate and painful. Sub-prime investments experienced sharp declines in valuation; global liquidity dried up; and write-downs and losses on sub-prime-related investments mounted. These conditions impaired the income statements and balance sheets of many global and domestic financial services firms. Most notably, it also called into question the creditworthiness and viability of many firms given the collapse of Bear Stearns and the failure of IndyMac Bank.

These fears have been further compounded by inflationary concerns and the threat of a recession in the U.S. economy. All of these elements served to make the fixed income market increasingly volatile over the last year. In particular, this uncertainty translated into a difficult trading environment given the limited market for bonds which resulted in irrational pricing for many bonds during the first half of 2008.

How has the disruption to the U.S. mortgage market impacted the Fund's U.S. Government agency investments?

Given the limited access to high quality, high yielding corporate bonds, the Fund has maintained approximately 18% of its portfolio in U.S. government agency securities. The underlying creditworthiness of many mortgage loan portfolios has been called into question in the wake of the ongoing decline in the U.S. housing market. The troubled housing market has also impaired the ability of mortgage lenders to issue new loans. These concerns have caused the stock and bond prices of many mortgage banks to drop substantially due to actual and potential operating losses.

Until recently, the soundness of the two dominant mortgage finance companies, Fannie Mae and Freddie Mac, remained relatively unquestioned. This view changed as speculation rose that these lenders might not have the capital required to continue funding mortgages. Rumors arose that the U.S. Government might need to step forward and take over these institutions.

These concerns were quickly addressed by the Fed and the U.S. Treasury. Fed Chairman Ben Bernanke and Treasury Secretary Hank Paulson reiterated the importance of these institutions to the U.S. financial system. They strongly asserted their support for Fannie Mae and Freddie Mac as independent and on-going entities and affirmed that the Fed would provide ample liquidity, as needed, to ensure the normal operation of these two lenders.

This reassurance helped ease the downward pressure on Fannie Mae and Freddie Mac. Although the Fund's holdings in Fannie Mae and Freddie Mac bonds have declined in value, we view these bonds as safe and appropriate and believe they will regain their value as the credit markets improve. Given the reaffirming statements by the Fed and the Treasury, we believe that the retention of these securities will continue to support the Fund's total return objective.

Pacific Advisors

  Income and Equity Fund continued

What is the outlook for the last half of 2008?

Slowly but surely, some semblance of order and rationality is returning to the fixed income market. While recovery in the market will take time, trading activity has increased. The issuance of new corporate debt, especially in the non-financial sector, has also increased. Additionally, the liquidity and pricing of select financials bonds has improved. Valuations have risen for those financial companies that have demonstrated limited exposure to the credit crisis and improved their balance sheets. This trend should continue as investors recognize the impact from the sub-prime investment debacle has not affected all financial companies in the same manner. While some financial companies may continue to falter, many will emerge stronger and more competitive from this troubled period.

We believe the Fund is well positioned to continue managing risk and seek improved total return. Both the equity and fixed income markets remain aggressively undervalued creating numerous opportunities for price appreciation. We expect the Fund will continue to maintain its current allocation of approximately 70% fixed income and 30% equities.

The Fed will likely leave the fed funds rate unchanged through the remainder of the year. Perhaps early in 2009, however, the Fed may begin raising rates to manage inflationary pressures. We will continue to implement a more defensive fixed income strategy given the increasing likelihood of higher interest rates. The Fund's strategy will remain focused on managing risk and seeking total return primarily through high quality dividend-paying stocks and investment grade fixed income securities.

Portfolio Holdings as of 06/30/08 (Based on Total Investments)

1.	Corporate Bonds	45.44%
	Equities	29.59%
2.	Energy	8.48%
3.	Health Care	4.27%
4.	Industrials	3.64%
5.	Telecommunications Services	3.43%
6.	Other Equities	9.77%
7.	U.S. Government Agencies	18.04%
8.	Preferred Stock	6.93%

Expense Examples

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2008 through June 30, 2008.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 4.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within 60 days of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments, and (d) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which in not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 4.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within 60 days of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments, and (d) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 01/01/08	Ending Account Value 01/01/08	Expense Paid During Period 01/01/08 – 06/30/08
Income & Equity Fund Class A
Actual	$1,000.00	$964.00	$9.47
Hypothetical (5% return before expense)	$1,000.00	$1,024.86	$9.77
Income & Equity Fund Class C
Actual	$1,000.00	$960.20	$13.11
Hypothetical (5% return before expense)	$1,000.00	$1,024.86	$13.54

4  Expenses are equal to the Fund's annualized expense ratio of 1.94% for Class A shares and 2.69% for Class C shares, multiplied by the average account value over the period, multiplied by 182/365 days to reflect the one-half year period.

Pacific Advisors

  Balanced Fund

Seeks to achieve long-term capital appreciation and income consistent with reduced risk. Invests primarily in large and medium cap common stocks with at least 25% of its assets invested in fixed income securities and preferred stocks.

TOTAL RETURNS		EXPENSE RATIOS
For the six months ended June 30, 2008		For the fiscal year ended 12/31/07
Class A	–4.31%	2.21%
Class C	–4.64%	2.97%
S&P 500 Index[1]	–11.91%
Lehman Int Corporate Bond Index[2]	–0.05%

Performance quoted is past performance which does not guarantee future results. Current performance may be higher or lower than the performance quoted. Call (800) 989-6693 for performance current to the most recent month-end. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns represent the change in value over the stated period assuming reinvestment of dividends and capital gains at net asset value. Returns do not take into account the maximum 5.75% sales charge on Class A shares or the 1% Contingent Deferred Sales Charge (CDSC) for Class C shares sold within one year of purchase. Returns would be lower if the applicable sales charge and CDSC were included. Returns do not take into account individual taxes which may reduce actual returns when shares are sold.

Interview with Portfolio Managers

Thomas H. Hanson
George A. Henning
Samuel C. Coquillard

What contributed to the Fund's performance in the first six months?

Increased volatility factored significantly in the performance of the equity and fixed income markets in the first half of the year. Short-term pessimism prevailed as investor confidence was challenged by higher energy costs, weakness in the housing sector, turmoil in the financial sector and credit markets, and soaring commodity prices. Given these conditions, risk management and capital preservation remained paramount in 2008.

A disciplined investment strategy enabled the Fund to successfully manage risk and reward in the first half of the year. The Fund significantly outperformed the overall market as measured by the S&P 500 Index and the category average of -7.75% for all balanced funds as measured by Lipper. At the same time, as measured by a beta3 of 0.64, the Fund's portfolio risk was significantly lower than the S&P 500 as of June 30.

The Fund's emphasis on total return and diversification were critical to its success. Equity and fixed income positions were maintained and selected for their ability to add to total return through both income and capital appreciation potential. Furthermore, the Fund maintained broad exposure to a variety of equity sectors. Equity holdings in stronger performing areas such as energy and basic materials were complemented by more defensive positions in the consumer staples and healthcare industries.

Finally, the Fund's active investment strategy was vital in managing risk. We actively managed the allocation between equities and fixed income to capitalize on stronger performance in the equity market.

1  The Standard & Poor's 500 Index is an unmanaged, market capitalization weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and The Nasdaq Stock Market. Index returns assume the reinvestment of dividends, but, unlike the Fund's returns, do not reflect the effects of management fees or expenses.

2  The Lehman Intermediate Corporate Bond Index is an unmanaged index of intermediate term U.S. corporate bonds since 01/01/73.

3  "Beta" measures volatility relative to the stock market or an alternative benchmark. A beta less than 1.0 indicates lower risk than the market or the benchmark and a beta greater than 1.0 indicates higher risk than the market or the benchmark.

In addition, the Fund maintained a defensive position by concentrating in shorter-term fixed income securities to protect against interest rate risk and volatility in the fixed income market.

How was the Fund's equity investment strategy implemented in the first half of the year?

Given the low interest rate environment, equities continued to offer the most attractive return potential in 2008. In response, we modestly increased the Fund's equity allocation from approximately 61% to 65% over the six-month period. The majority of the Fund's equity holdings remained unchanged during the first two quarters. Equity positions remained oriented toward the stronger performing energy, energy services, and steel sectors.

Energy and energy services positions continued to perform exceptionally well on strong global demand for energy in all forms. Notable gains were achieved in oil and gas equipment services firm Cameron International; integrated energy company ConocoPhillips; energy pipeline firm Williams Companies; and oil and gas producer Devon Energy. Reliance Steel, a fabricator of steel and aluminum products, also saw solid price appreciation in response to robust earnings growth driven by the on-going global boom in infrastructure construction.

Holdings in weaker performing sectors were pruned or eliminated with proceeds reallocated to positions in better performing areas of the market. For example, positions in commercial printing firm RH Donnelley and online commerce retailer Liberty Media Interactive were sold due to declining earnings prospects. Positions were initiated or increased in areas with stronger demand such as railroad transportation with CSX and Norfolk Southern.

To enhance total return, we also added to the Fund's holdings in higher dividend yielding stocks. These well-managed companies offered strong long-term earnings prospects and capital appreciation opportunities. This strategy included increasing the Fund's positions in regional communications firm Citizens Communications with a yield of approximately 8%, and pharmaceuticals and personal healthcare manufacturer Bristol-Myers Squibb with a yield of approximately 5%. We also added to the Fund's holdings in industrial conglomerate General Electric and healthcare products company Johnson & Johnson.

How did the Fund manage volatility and risk in the corporate bond market?

Complexities driving the corporate bond market increased significantly over the past six months. Heightened volatility characterized the fixed income market in response to on-going liquidity and company viability issues as well as inflationary concerns. The Federal Reserve, the U.S. Treasury and Congress responded in various ways to address these challenges. In particular, the Fed lowered the fed funds rate by 2.75% to help sustain economic growth while injecting billions of dollars into the U.S. banking system to improve liquidity.

Within this environment, the corporate bond market grappled with specific credit issues in the financial services industries. Fear and uncertainty were exacerbated by the collapse of Bear Stearns and the failure of IndyMac Bank. These issues were further complicated by concerns surrounding mortgage lending giants Freddie Mac and Fannie Mae.

Safety and capital preservation remained paramount given higher levels of market and credit risk. Accordingly, the Fund maintained an average maturity of 3 to 4 years in its fixed income portfolio. As holdings matured or were called for redemption, proceeds were invested in a mix of higher yielding short-term bonds and high quality longer-term bonds with superior yields. For example, this mix included short-term GMAC bonds with a 6.50% coupon maturing in October 2008 and longer-term General Electric bonds yielding between 5.25% and 7.50%. This adaptive strategy enabled the Fund to successfully navigate heightened bond market risk while achieving reasonable yields.

Pacific Advisors

  Balanced Fund continued

Why did the Fund increase its allocation in preferred stock?

Preferred stock is a unique equity that trades like a bond based on its dividend yield and the creditworthiness of the underlying company. Preferred stock holdings complement the Fund's corporate bond portfolio by providing additional income to the Fund. Over the first half of the year, we incrementally increased preferred stock holdings from 2% to approximately 3.75% of the portfolio. This was particularly beneficial for the Fund in 2008 given the low yields available on corporate bonds.

Preferred stock holdings were primarily concentrated in select major financial services firms. Losses incurred as a result of the sub-prime debacle required these firms to raise large amounts of capital to restructure their businesses. As a result, these preferred stocks offered attractive yields ranging from 6.45% on insurance company AIG to 8.50% on Citigroup. While these positions have experienced short-term price declines, their long-term creditworthiness and income potential remain intact. These holdings should recover as greater clarity and stability develop in the financial services sector.

How is the Fund positioned to seek improved total return through the end of the year?

Near-term U.S. economic growth is expected to continue at a slower rate. Yet, many positive trends support longer-term optimism. The majority of corporate balance sheets remain strong and companies are holding up well in the face of current economic headwinds. In addition, core inflationary pressures remain manageable, unemployment is still low by historical standards, and consumer spending has stayed strong despite lagging consumer confidence. Furthermore, while there will likely be some pullback in global growth following several years of robust expansion, the longer-term growth trend remains favorable.

In light of ongoing uncertainty, the markets will likely remain volatile in the last half of the year. The markets will be attentive to, and sensitive to, inflationary trends; further developments in the housing market and financial sector; the value of the U.S. dollar; and the U.S. Presidential election. Overall, stock valuations remain at compelling levels that present superior investment opportunities in comparison to fixed income securities. Accordingly, we expect to the Fund's equity weighting to range from approximately 65% to 70%.

To manage future inflation pressures, we expect the Fed will act as quickly to raise rates as it has acted to lower rates to support economic growth. The Fed may increase the fed funds rate from 2.00% later this year or early in 2009. The timing of the Fed's action will depend on how quickly the economy navigates through the current liquidity, sub-prime debt, and housing problems. Given our expectation of a rising interest rate environment on the horizon, we anticipate maintaining a more defensive fixed income strategy to preserve capital. Fund holdings will remain concentrated in shorter-term securities to maintain an average maturity of approximately 2 years or less.

Patience and discipline served the Fund well in the first six months and will remain essential to managing risk while selectively seeking opportunities for total return in the last half of the year.

Portfolio Holdings as of 06/30/08 (Based on Total Investments)

	Equities	64.47%
1.	Energy	20.17%
2.	Industrials	9.34%
3.	Financials	8.82%
4.	Health Care	5.94%
5.	Consumer Staples	5.80%
6.	Information Technology	4.79%
7.	Other Equities	9.61%
8.	Corporate Bonds	28.98%
9.	U.S. Government Agencies	2.77%
10.	Preferred Stock	3.78%

Expense Examples

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2008 through June 30, 2008.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within six months of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments, and (d) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which in not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within six months of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments, and (d) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 01/01/08	Ending Account Value 01/01/08	Expense Paid During Period 01/01/08 – 06/30/08
Balanced Fund Class A
Actual	$1,000.00	$956.90	$10.70
Hypothetical (5% return before expense)	$1,000.00	$1,024.86	$11.08
Balanced Fund Class C
Actual	$1,000.00	$953.60	$14.33
Hypothetical (5% return before expense)	$1,000.00	$1,024.86	$14.85

4  Expenses are equal to the Fund's annualized expense ratio of 2.20% for Class A shares and 2.95% for Class C shares, multiplied by the average account value over the period, multiplied by 182/365 days to reflect the one-half year period.

Pacific Advisors

  Growth Fund

Seeks to achieve long-term capital appreciation. Invests primarily in medium to large capitalization companies whose stocks are a part of the S&P 500 Index1 or the Nasdaq 100 Index2.

TOTAL RETURNS		EXPENSE RATIOS
For the six months ended June 30, 2008		For the fiscal year ended 12/31/07
		Expense Ratio	Net Expense Ratio
Class A	–4.71%	3.17%	2.65%
Class C	–5.08%	3.93%	3.40%
S&P 500 Index	–11.91%
Russell 1000 Index[3]	–11.20%

Performance quoted is past performance which does not guarantee future results. Current performance may be higher or lower than the performance quoted. Call (800) 989-6693 for performance current to the most recent month-end. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns represent the change in value over the stated period assuming reinvestment of dividends and capital gains at net asset value. Returns do not take into account the maximum 5.75% sales charge on Class A shares or the 1% Contingent Deferred Sales Charge (CDSC) for Class C shares sold within one year of purchase. Returns would be lower if the applicable sales charge and CDSC were included. Returns do not take into account individual taxes which may reduce actual returns when shares are sold.

The Fund's investment adviser is waiving a portion of its management fees pursuant to an Expense Limitation Agreement. The waiver may be discontinued at any time with ninety days written notice in consultation with the Fund's board, but is expected to continue at current levels. Please see the Fund's most recent Annual Report for details. Performance shown reflects the waiver, without which the results would have been lower.

Interview with Portfolio Manager

Thomas H. Hanson

How was the Fund able to outperform both its benchmarks in the first half of 2008?

The Fund's disciplined growth-at-a-reasonable-price (GARP) investment strategy produced strong relative performance in comparison to its benchmarks and the overall market. Unlike an index or index fund, the Fund is actively managed to protect gains and minimize losses. Asset allocation is managed to maintain diversification while concentrating holdings in the stronger performing areas of the market. Individual stocks are hand-picked from those leading sectors to achieve the Fund's long-term investment goals.

Patience and discipline were tested in the first half of 2008 as the U.S. equity market remained volatile. The equity market faced significant headwinds including soaring energy and commodity prices, rising unemployment, instability in the financial services sector, a deteriorating housing sector, and declining consumer confidence. Despite these disruptive factors, however, the U.S. economy maintained a modest growth rate and averted a recession.

The Fund was well positioned at the beginning of the year to manage risk and seek investment opportunities in this environment. In particular, the Fund's portfolio was concentrated in companies with strong long-term growth trends such as energy, infrastructure building, and select areas of health care.

1  The Standard & Poor's 500 Index is an unmanaged, market capitalization weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and The Nasdaq Stock Market. Index returns assume the reinvestment of dividends, but, unlike the Fund's returns, do not reflect the effects of management fees or expenses.

2  The Nasdaq 100 Stock Index is an unmanaged, market capitalization weighted measure of the 100 largest non-financial domestic and international common stocks listed on The Nasdaq Stock Market. Index returns assume the reinvestment of dividends, but, unlike the Fund's returns, do not reflect management fees or expenses.

3  The Russell 1000 Stock Index is an unmanaged, market capitalization weighted measure of stock market performance. It contains the stocks of the 1,000 largest publicly traded companies within the Russell 3000 Index. Index returns assume the reinvestment of dividends, but, unlike the Fund's returns, do not reflect the effects of capital gains, management fees, or expenses.

Additionally, the Fund minimized risk by avoiding companies more vulnerable to market volatility such as technology and consumer discretionary companies.

Which sectors and holdings provided the greatest benefit to the Fund?

As mentioned above, the Fund was largely positioned in areas of market leadership including energy, infrastructure building, and health care equipment. Global demand for energy remained strong driven by continued growth in emerging countries such as China, India, Russia, and other select nations in Asia and Eastern Europe. As these emerging nations continue to industrialize, their standards of living and demand for energy will continue to rise. Long-term, the global demand for energy will continue to outpace supply.

In recognition of this long-term trend, the Fund continued to hold a significant portion of its portfolio in a diverse range of energy-related sectors. This included companies in field such as oil and gas drilling; oil and gas equipment services; integrated oil and gas; oil and gas refining, marketing and transportation; and oil and gas exploration and production. All of these sectors experienced strong performance in the first half of the year as exemplified by such holdings as integrated oil and gas company CononoPhillips; offshore supply vessel provider Hornbeck Offshore; oil and gas equipment and services firm National Oilwell Varco; and oil and gas exploration and production company Apache Corp.

Additionally, the Fund continued to capitalize on the global boom in infrastructure building. Many emerging countries have implemented aggressive infrastructure construction programs. These programs are diverse and include the construction of capital intensive projects such as highways, bridges, airports, communications systems, power production facilities, and water treatment plants.

A number of the Fund's holdings continued to benefit from this trend including FMC Technologies, a manufacturer of machines and systems that support the energy and airport logistics sectors; and Itron, which produces metering products and services for commercial and residential water, electricity, oil and gas, and heat generation use. Other Fund holdings thriving from infrastructure investments include gas liquefaction and storage construction firm Chicago Bridge & Iron; construction crane manufacturer Manitowoc; and ITT Corporation which manufacturers water treatment equipment.

The health care equipment sector also continues to experience sustained growth. In particular, the aging baby boomer generation is contributing to a growing demand for reconstructive joint implants for knees, hips, shoulders, and elbows. The Fund's holdings in this area include Zimmer Holdings, a leading manufacturer of joint replacement devices. Similarly, cardiovascular device manufacturer St Jude Medical should also realize increased demand for its heart pacemakers and defibrillators.

How does a growth-at-a-reasonable price (GARP) strategy help the Fund manage risk?

GARP is the foundation of the Fund's investment strategy. Companies in the leading sectors of the market must also be reasonably priced in order to be considered for investment in the Fund. A reasonable price is determined by comparing a company's profit growth to the rate at which the company's stock price is increasing over time. A firm whose profits and market valuation are growing at similar rates is more reasonably priced than a company whose stock price far exceeds the firm's nearer-term earnings prospects. By investing in reasonably priced stocks, the Fund seeks to limit market risk while seeking strong long-term growth prospects. Portfolio risk is also managed by rotating out of sectors or individual companies when they become fully valued by the market.

How did the Fund effectively manage risk in the first half of the year?

To minimize portfolio volatility, the Fund maintained positions in defensive companies with strong market valuations, reliable dividend payouts, and track records for weathering periods of market downturn. These holdings included Johnson & Johnson, the world's largest and most diversified consumer and medical product supplier; and healthcare diagnostics testing provider, Quest Diagnostics. Defensive holdings also included stocks with long-term appreciation potential and above-average dividends such as General Electric with a 4.5% yield and Citizens Communications with a 7% plus yield.

Additionally, the Fund selectively reduced or sold underperforming positions such as wireless equipment-maker, Qualcomm; and microchip-maker, Intel. We also took profits in some of the Fund's best performing positions, such as BHP Billiton and National Oilwell Varco, as valuations neared our target

Pacific Advisors

  Growth Fund continued

prices for these companies. Proceeds from these sales were reallocated to positions in market leaders with stronger growth potential or defensive holdings to support portfolio risk management.

The Fund also actively managed risk by raising its cash position to provide a buffer against above-average market volatility. The Fund increased its cash position from 3% to 5% during the first half of the year. As market risk moderates, the Fund will reduce its cash position and maintain a more fully invested portfolio.

What factors will have the greatest impact on the market through the end of the year?

U.S. economic growth will likely continue at a slower pace, in the 1% to 2% range, into 2009. Slower economic growth is generally accompanied by uneven economic data which will lead to continued market volatility. Fluctuations in the price of oil and other inflationary trends will remain focal points for the market. Market dynamics will also be impacted by conditions in the housing market; changes in consumer spending; unemployment rates; and the trade and Federal budget deficits.

In the face of current economic headwinds, many companies are holding up well. Corporate balance sheets remain generally strong despite continued economic uncertainty. Increasing signs of stability among select companies in the financial services sector should help improve broad market sentiment. While overall market conditions will remain challenging, the market is beginning to reward individual companies that demonstrate an ability to manage through economic uncertainty and offer significant growth potential.

Patience and discipline will remain key to balancing risk and reward in this environment. We expect the energy, healthcare, and infrastructure building sectors will continue to lead the market. Therefore, we anticipate few changes in the Fund's holdings or sector weightings. We anticipate maintaining approximately 5% of the Fund's portfolio in cash to reduce the impact of market volatility. This strategy will also position the Fund to take advantage of new investment opportunities as market conditions improve.

Portfolio Holdings as of 06/30/08 (Based on Total Investments)

	Equities	94.95%
1.	Energy	41.38%
2.	Health Care	20.68%
3.	Industrials	14.92%
4.	Information Technology	7.88%
5.	Materials	5.65%
6.	Other Equities	4.44%
7.	Cash and Cash Equivalents	5.05%

Expense Examples

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2008 through June 30, 2008.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within six months of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments, and (d) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which in not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within six months of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments, and (d) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 01/01/08	Ending Account Value 01/01/08	Expense Paid During Period 01/01/08 – 06/30/08
Growth Fund Class A
Actual	$1,000.00	$952.90	$12.87
Hypothetical (5% return before expense)	$1,000.00	$1,024.86	$13.34
Growth Fund Class C
Actual	$1,000.00	$949.20	$16.48
Hypothetical (5% return before expense)	$1,000.00	$1,024.86	$17.12

5  Expenses are equal to the Fund's annualized expense ratio of 2.65% for Class A shares and 3.40% for Class C shares, multiplied by the average account value over the period, multiplied by 182/365 days to reflect the one-half year period.

Pacific Advisors

  Multi-Cap Value Fund

Seeks to achieve long-term capital appreciation. Invests in a diversified portfolio of large to small capitalization companies using an actively managed, value investment approach.

TOTAL RETURNS		EXPENSE RATIOS
For the six months ended June 30, 2008		For the fiscal year ended 12/31/07
Class A	1.36%	2.82%
Class C	0.92%	3.56%
S&P 500 Index[1]	– 11.91%

Performance quoted is past performance which does not guarantee future results. Current performance may be higher or lower than the performance quoted. Call (800) 989-6693 for performance current to the most recent month-end. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns represent the change in value over the stated period assuming reinvestment of dividends and capital gains at net asset value. Returns do not take into account the maximum 5.75% sales charge on Class A shares or the 1% Contingent Deferred Sales Charge (CDSC) for Class C shares sold within one year of purchase. Returns would be lower if the applicable sales charge and CDSC were included. Returns do not take into account individual taxes which may reduce actual returns when shares are sold.

Interview with Portfolio Managers

George A. Henning
Samuel C. Coquillard

What factors contributed to the Fund's performance in the first half of 2008?

The Fund transitioned to a new portfolio management team in May 2007. The team made significant changes in executing the Fund's strategy to manage risk and positioning the Fund for long-term growth. These adjustments included: concentrating the Fund's portfolio in mid cap companies; increasing the weightings of core positions; and eliminating holdings with longer-term underperformance.

The Fund began to realize the benefits of this strategy in the first half of 2008. These changes positioned the Fund to take advantage of strength in the energy and transportation sectors while reducing exposure to weaker areas of the market such as technology and pharmaceuticals. Consequently, Class A shares of the Fund outperformed the S&P 500 Index by 13.27% during the first half of 2008. At the same time, the Fund's volatility decreased as evidenced by a decline in the Fund's beta2 vs. the S&P 500 Index from 1.47 to 1.26 through the six months ended June 30th.

What changes were made to the Fund's portfolio in 2008?

During the first half of 2008, we selectively reduced exposure to underperforming positions including Intel, GlaxoSmithKline, and Washington Mutual. Intel was sold in response to a lackluster outlook for sales in light of declining consumer confidence. GlaxoSmithKline was eliminated in recognition of the long-term challenges created by an increasingly difficult FDA drug approval process and heightened competition from generic drug manufacturers. Finally, Washington Mutual was sold due to the uncertainty regarding its loan portfolio in the wake of the credit crisis. Proceeds from these sales were used to add to existing holdings or establish new positions in mid cap stocks with stronger long-term growth potential.

New positions added during the first half of 2008 included Dr. Pepper Snapple Group and DryShips. Dr. Pepper manufactures and distributes several iconic beverage brands. A recent spin-off from

1  The Standard & Poor's 500 Index is an unmanaged, market capitalization weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and The Nasdaq Stock Market. Index returns assume the reinvestment of dividends, but, unlike the Fund's returns, do not reflect the effects of management fees or expenses.

2  "Beta" measures volatility relative to the stock market or an alternative benchmark. A beta less than 1.0 indicates lower risk than the market or the benchmark and a beta greater than 1.0 indicates higher risk than the market or the benchmark.

Cadbury Schweppes plc, Dr. Pepper provided an attractive investment given the relatively defensive nature of beverage sales and the high quality of the company's brands. Dryships operates dry bulk shipping vessels which haul grains and other basic materials across the world's oceans. This industry is poised to sustain record growth rates as development in emerging countries, such as China and India, continues to increase the demand for shipping capacity.

Additionally, the Fund adjusted its portfolio weightings to take advantage of strengthening areas of the economy such as energy and infrastructure. Over the first six months, the Fund's oil and gas exploration and production exposure increased from 7.2% to 10.8% while its diversified metals and mining holdings increased from 5.8% to 7.4%. Conversely, the Fund eliminated its technology position in the semiconductor category and decreased its pharmaceutical holdings from 5.8% to 3.0% of the portfolio.

Which positions had the greatest impact on the Fund's performance during 2008?

Positions added to the Fund over the past year contributed significantly to performance in the first half of 2008. The Fund's top performing position, Chesapeake Energy, experienced an increase in profitability as a result of higher natural gas prices and significant growth in its natural gas reserves. Chesapeake's stock price rose 68.3% in the first six months from $39.20 at the end of 2007 to $65.96 as of June 30th. Other top performers included Arch Coal which benefited from growing demand for coal as the global infrastructure boom continued; and Tidewater which profited from growing demand for its marine transportation services as offshore drilling activity continued at a rampant pace.

Similarly, the Fund profited from its investment in Ion Geophysical which capitalized on its position as a leading manufacturer of essential seismic data equipment for the oil and gas exploration industry. Rail operators Genesee and Wyoming and Kansas City Southern also contributed to the Fund's performance. These rail lines appreciated in response to growing demand for transportation services and their ability to minimize the impact of inflation by passing rising fuel costs on to their customers.

Underperforming positions included UnitedHealth Group which suffered from rising costs and ongoing turmoil in the health care industry. Despite these challenges, the long-term trend for growth in the health care sector remains favorable. We maintained the Fund's position in UnitedHealth Group because we believe the company's outlook will strengthen as it improves its pricing structure and reduces operating costs.

How have the credit crisis and the housing downturn impacted the Fund?

The Fund has limited exposure to companies impacted by the ongoing credit crisis and the deteriorating housing market. During the first half of 2008, the Fund sold its position in Washington Mutual given the market's uncertainty about the company's loan portfolio. The Fund, however, maintained positions in other solid financial companies such as Goldman Sachs. Given its record as an industry leader in risk management, Goldman Sachs remained an attractive investment. It had less exposure to the sub-prime mortgage market and has avoided the types of unexpected write-downs that have plagued other financial services companies.

The Fund's direct exposure to the housing market is limited to its holding in Home Depot, a leading retailer of home improvement products and services. Trading near its all-time lows, Home Depot has a favorable risk/reward profile and represents an opportunity to invest in a solid American retailer at an attractive price. As the economy begins to recover, we believe Home Depot will benefit from pent up demand for home improvement products and services.

What is the outlook for the Fund for the remainder of 2008?

In the last half of 2008, we will continue to make strategic modifications to the Fund's portfolio. We will look to strengthen the Fund's mid cap focus by reducing the portfolio's average market capitalization from approximately $17 million to between $10 and $15 million. Select small and large cap companies will be

Pacific Advisors

  Multi-Cap Value Fund continued

utilized to take advantage of changing market conditions and to complement mid cap investments in the stronger market sectors.

Market leaders in the last half of the year will likely include energy, financial, transportation, and select consumer discretionary companies such as Wal-Mart. Energy will likely remain one of the strongest performing sectors even as oil prices retreat from their historic highs. Global infrastructure growth is expected to remain robust particularly in China and India.

While the financial sector has been avoided by many investors, select companies continue to offer attractive investment opportunities. The crisis of confidence caused by spiraling home values precipitated a broad-based retrenchment across the sector. Financial companies suffered regardless of the extent of their exposure to the credit crises. Many companies have already begun the process of strengthening their balance sheets by implementing tighter lending standards and enhancing their capital ratios. Each quarter provides investors greater clarity to assess the strength of each financial institution. This clarity should ultimately lead to higher valuations for those companies with solid fundamentals and strong long-term growth prospects.

The transportation sector is traditionally a leading indicator of economic activity since retailers only restock their inventories in anticipation of a recovery in consumer spending. The current economic slowdown and higher energy costs have improved the industry's balance between supply and demand as weaker companies have been eliminated through acquisition or bankruptcy. As a result, we anticipate that earnings for companies in this area will grow significantly as U.S. economic growth improves.

Consumer discretionary stocks have also suffered from inflationary pressures and slower economic growth. Declining home values, rising food and fuel costs have led consumers to curtail discretionary spending. Despite these headwinds, overall consumer spending has remained strong. Discretionary spending is expected to rebound as economic conditions and consumer confidence improve. This temporary pullback in the sector provides an opportunity to buy select high quality companies at attractive valuations.

Economic growth is expected to continue at a slower rate in the coming quarters and market volatility is likely to remain high. Nevertheless, select individual companies continue to thrive and offer attractive investment opportunities. The Fund's disciplined and patient investment strategy remains essential to managing risk while selectively seeking opportunities in this environment. We believe the Fund's portfolio is well positioned to balance risk and reward and seek long-term growth.

Portfolio Holdings as of 06/30/08 (Based on Total Investments)

	Equities	100.00%
1.	Energy	28.47%
2.	Industrials	23.89%
3.	Materials	15.23%
4.	Consumer Staples	8.80%
5.	Financials	8.55%
6.	Information Technology	6.69%
7.	Health Care	4.66%
8.	Other Equities	3.71%

Expense Examples

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2008 through June 30, 2008.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within six months of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments, and (d) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which in not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within six months of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments, and (d) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 01/01/08	Ending Account Value 01/01/08	Expense Paid During Period 01/01/08 – 06/30/08
Multi-Cap Value Fund Class A
Actual	$1,000.00	$1,013.60	$15.12
Hypothetical (5% return before expense)	$1,000.00	$1,024.86	$15.20
Multi-Cap Value Fund Class C
Actual	$1,000.00	$1,009.20	$18.83
Hypothetical (5% return before expense)	$1,000.00	$1,024.86	$18.98

3  Expenses are equal to the Fund's annualized expense ratio of 3.02% for Class A shares and 3.77% for Class C shares, multiplied by the average account value over the period, multiplied by 182/365 days to reflect the one-half year period.

Pacific Advisors

  Small Cap Fund

Seeks to achieve long-term capital appreciation. Invests in small company stocks with strong earnings growth potential using a value investment approach with a focus on companies whose market capitalization is below $500 million.

TOTAL RETURNS		EXPENSE RATIOS
For the six months ended June 30, 2008		For the fiscal year ended 12/31/07
Class A	– 4.06%	2.34%
Class C	– 4.46%	3.09%
Class I	– 4.03%	2.10%
Russell 2000 Index[1]	– 9.37%

Performance quoted is past performance which does not guarantee future results. Current performance may be higher or lower than the performance quoted. Call (800) 989-6693 for performance current to the most recent month-end. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns represent the change in value over the stated period assuming reinvestment of dividends and capital gains at net asset value. Returns do not take into account the maximum 5.75% sales charge on Class A shares or the 1% Contingent Deferred Sales Charge (CDSC) for Class C shares sold within one year of purchase. Returns would be lower if the applicable sales charge and CDSC were included. Returns do not take into account individual taxes which may reduce actual returns when shares are sold.

Interview with Portfolio Manager

George A. Henning

How did small cap stocks perform in relation to the overall market during the first half of the year?

The equity market experienced above-average volatility and abrupt sell-offs in the first six months primarily in response to rising oil prices and troubles in the financial industry. Investor and consumer confidence was challenged by deterioration in the housing market and financial institutions involved in lending and mortgage-related investment products. In addition, oil prices continued to rise on increased demand in developing countries and the declining value of the U.S. dollar.

Under the weight of these pressures, U.S. economic growth slowed significantly and the major equity indices fell sharply. Year-to-date through June 30th, the S&P 500 declined 12.8%, the Dow Jones Industrial Average fell 14.4%, and the NASDAQ Composite lost 13.5%. Overall, small cap stocks proved more resilient to market pressures. In the first six months, the Russell declined 9.37% and outperformed the broad market indices.

Economic headwinds weighing on larger companies during the first half of the year had less of an impact on small cap companies. By their nature, small cap companies typically focus on core businesses and provide unique goods and services in niche markets. This gives them greater flexibility to grow their businesses regardless of prevailing economic conditions.

In addition, today's small cap companies are far more geographically diverse than those of past generations. Sophisticated multi-national operations and facilities strategically positioned across the globe have made many of them less vulnerable to changes the U.S. economy. Furthermore, heightened corporate governance standards created by the Sarbanes-Oxley Act of 2002 have led companies to manage their balance sheets more conservatively. As a result, they have enjoyed sustained investor confidence despite fluctuations in the economy.

1  The Russell 2000 Stock Index is an unmanaged, market-weighted measure of stock market performance. It contains stocks of the 2,000 smallest publicly traded companies of the Russell 3000 Index. Index returns assume the reinvestment of dividends, but, unlike the Fund's returns, do not reflect management fees or expenses.

How was the Fund able to outperform the Russell 2000 Index?

Class A shares of the Fund outperformed the Russell 2000 by 5.31% in the first half of 2008. As of June 30th, the Fund's long-term performance significantly outpaced that of its benchmark:

	Average Annual Returns as of June 30, 2008
	1 Year	3 Year	5 Year	10 Year
Small Cap Fund (A)	– 15.06%	18.07%	25.08%	9.37%
Russell 2000 Index	– 16.19%	3.79%	10.29%	5.52%
PASMX vs. Russell 2000	+ 1.13%	+ 14.28%	+ 14.79%	+ 3.85%

Successful implementation of the Fund's investment strategy is responsible for its strong long-term performance. Over time, the Fund has maintained a diversified portfolio of exceptional companies with favorable growth prospects while actively managing risk.

Performance in the first half of 2008 was led by positions in the energy and commodities sectors. The Fund benefited from significant appreciation in energy related companies such as Parker Drilling, a drilling contractor with expertise in deep well drilling; and Hornbeck Offshore Services, which provides supply vessels to offshore drilling rigs. While considerable attention has been paid to the profits of oil exploration and production companies, oilfield services providers have enjoyed a far steadier source of income. Companies such as Parker and Hornbeck provide essential services to companies in the oil and gas exploration industry. They are unlikely to see a significant decline in demand as long as oil prices remain above $65 per barrel. These companies have a sizeable cushion of profitability with the current price of oil exceeding $100 per barrel. We expect these energy related companies will continue to provide long-term growth potential for the Fund.

The Fund also benefited from commodities holdings including Darling International, which produces base proteins for the food industry; and Commercial Metals, which fabricates steel products used in infrastructure construction. A wide variety of commodity producers have benefited from robust demand in emerging markets. The rise of the middle class in countries such as China and India has led to a sustained increase in demand for higher grade food products as well as investments in infrastructure. The resulting imbalance between supply and demand has enabled companies such as Darling and Commercial Metals to leverage pricing power to achieve record earnings.

A diverse range of holdings in other industries also performed well during the first half of the year. For example, American Ecology continued to secure favorable contracts and solidify its dominant position in the hazardous waste management industry. America Service Group, which provides healthcare services to correctional facilities, benefited from business opportunities resulting from budget constraints in various states and local municipalities. Additionally, First Cash Financial Services demonstrated its value as a rare defensive financial company. Its pawn shop business in the U.S. and Mexico grew as consumers struggled to find reliable financing options in the midst of the credit crisis. Finally, Mobile Mini expanded its market position by acquiring a major competitor and was able to lock up inventory of difficult to obtain storage containers.

How did market volatility in the first half of the year impact the Fund?

Market volatility presents challenges, but it also creates unique opportunities. When market sentiment shifts from greed to fear, exuberance gives way to irrational pessimism and a prevailing investment philosophy of "sell first and analyze later." During the first half of the year, this effect was magnified in certain headline-grabbing industries such as auto suppliers and financials. Performance for the Fund's holdings in these areas lagged as a result of broader industry concerns rather than fundamental problems with the companies.

Despite broader challenges within these industries, select companies continued to offer attractive investment opportunities. For example, companies with exposure to the domestic auto market or Southern California real estate were automatically assumed to be distressed. Yet, auto parts manufacturers with

Pacific Advisors

  Small Cap Fund continued

strong operations and sound financials have adapted to the challenges plaguing larger automotive companies. Fund holdings in this area include Amerigon and Noble International which have benefited from broad global diversification, key supplier relationships, and new applications for their technology.

Likewise, regional banks with no exposure to sub-prime mortgages or mortgage-backed securities have maintained the quality of their loan portfolios in spite of the credit crisis. In this category, East West Bancorp and Nara Bancorp, both long-term Fund holdings, continue to offer attractive growth potential. The long-term expectations for these companies remain favorable and they should benefit from improved market sentiment as economic conditions improve.

What adjustments were made to the Fund's portfolio in light of current economic and market weakness?

The Fund focuses on investing in strong companies with market leadership in favorable segments of the economy. We look for companies that demonstrate good earnings visibility and are trading at significant discounts to their intrinsic value. This strategy helps minimize losses to the Fund in a market downturn while preserving upside potential during an eventual market recovery.

Economic and market downturns can be challenging and frustrating for investors. Even the stock prices of market leaders are not immune from bear market conditions. Nevertheless, market pullbacks often produce the most attractive opportunities to purchase high quality companies at significant discounts. Market leaders with strong balance sheets are often in a better position to weather economic downturns and improve their market share position.

Difficult economic conditions force marginal competitors out of crowded industries. Stronger companies will use these opportunities to increase their market share and profit margin. During the first half of 2008, consolidation occurred most notably in the trucking and regional banking industries. Trucking operators faced compounded challenges from new emission standards and increased diesel fuel prices. Excess supply in the trucking industry forced weaker companies to cut shipping rates to generate cash flow and ultimately drove two public trucking companies and a number of private owner-operator truckers into bankruptcy. The result was a healthier operating environment that benefited industry leaders, including Fund holdings Saia and Vitran.

Among regional banks, the housing crisis forced the industry's most aggressive lenders to increase rates paid on customer deposits and raise significant amounts of capital to shore up their balance sheets to offset write downs in their mortgage loan portfolios. The Fund's regional bank holdings, East West Bancorp and Nara Bancorp, were better able to absorb this cycle of deterioration as a result of their more conservative lending practices. While they are not immune to the impact of the decline in residential housing and commercial construction, East West and Nara have aggressively managed their loan portfolios, raised capital and are better positioned to improve profitability through higher margins on their loan portfolios.

Our investment strategy will continue to focus on adding to existing positions that are undervalued. We will also continue to selectively add new positions that that are market leaders in oversold sectors. As economic and market conditions improve, we anticipate the capital appreciation potential for these investments will contribute to the Fund's future performance.

What is the outlook for the remainder of 2008?

Market volatility is not likely to subside dramatically in the last half of the year. Investment opportunities will continue to come from individual stocks rather than broad market movements. Economic concerns will focus on the price of oil and other inflationary pressures as well as the strength of consumer and business spending. Market dynamics will also be shaped by the Presidential election, potential legislation regarding residential foreclosures, and energy policies aimed at reducing the price of oil for U.S. consumers. A potential slowdown in the economies of Europe and Asia may also influence market conditions.

We believe the outlook for small cap companies is favorable. Historically, when the Federal Reserve has cut interest rates to stimulate economic growth, small company stocks have outperformed large cap stocks. The Russell 2000 Index outperformed the Dow Jones Industrial Average and S&P 500 Indices in the first six months of the year. Since the end of the second quarter, the performance of the Russell 2000 Index has improved significantly in comparison to the broad market indices.

The outlook for the companies in the Fund's portfolio remains good. Energy services, manufacturing and infrastructure-related companies should continue to lead in performance, followed by improving performance for holdings in the transportation industry. Financial stocks appear to be at or near a market bottom increasing the likelihood of a rebound in this sector as the year progresses. We expect that much of the performance potential built into the Fund's portfolio should become more apparent as market conditions improve.

Portfolio Holdings as of 06/30/08 (Based on Total Investments)

	Equities	100.00%
1.	Industrials	28.75%
2.	Energy	28.67%
3.	Financials	11.83%
4.	Materials	7.63%
5.	Consumer Discretionary	6.99%
6.	Telecommunications Services	4.50%
7.	Information Technology	4.39%
8.	Other Equities	7.24%

Pacific Advisors

  Small Cap Fund continued

Expense Examples

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2008 through June 30, 2008.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within six months of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments, and (d) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which in not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within six months of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments, and (d) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 01/01/08	Ending Account Value 01/01/08	Expense Paid During Period 01/01/08 – 06/30/08
Small Cap Fund Class A
Actual	$1,000.00	$959.40	$11.30
Hypothetical (5% return before expense)	$1,000.00	$1,024.86	$11.68
Small Cap Fund Class C
Actual	$1,000.00	$955.40	$14.93
Hypothetical (5% return before expense)	$1,000.00	$1,024.86	$15.46
Small Cap Fund Class I
Actual	$1,000.00	$959.70	$10.09
Hypothetical (5% return before expense)	$1,000.00	$1,024.86	$10.42

3  Expenses are equal to the Fund's annualized expense ratio of 2.32% for Class A shares, 3.07% for Class C shares and 2.07% for Class I shares, multiplied by the average account value over the period, multiplied by 182/365 days to reflect the one-half year period.

Pacific Advisors Fund Inc.

financial statements

Pacific Advisors Government Securities Fund

Statement of Investments (Unaudited)

as of June 30, 2008

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK
TELECOMMUNICATION SERVICES			2.25
INTG TELECOMM SRVCS
10,000	CITIZENS COMMUNICATIONS CO.	113,400
		113,400	2.25
UTILITIES			4.14
ELECTRIC UTILITIES
4,000	PPL CORP.	209,080
		209,080	4.14
TOTAL COMMON STOCK (Cost: $214,090)		322,480	6.39
US GOVT SECURITIES
US GOVERNMENT AGENCY			86.02
US GOVERNMENT AGENCY
200,000	FEDERAL FARM CREDIT BANK 4.50% 03/10/14	199,189
100,000	FEDERAL FARM CREDIT BANK 4.75% 03/05/14	100,028
250,000	FEDERAL FARM CREDIT BANK 4.50% 04/22/14	248,819
500,000	FEDERAL FARM CREDIT BANK 4.85% 09/19/14	500,144
100,000	FEDERAL FARM CREDIT BANK 5.50% 10/01/14	100,567
400,000	FEDERAL FARM CREDIT BANK 4.83% 04/14/15	399,259
500,000	FEDERAL FARM CREDIT BANK 4.98% 06/16/15	500,152
100,000	FEDERAL FARM CREDIT BANK 5.35% 08/28/17	100,040
100,000	FEDERAL FARM CREDIT BANK 5.25% 01/16/18	97,685
300,000	FEDERAL HOME LN MTG CORP. 5.25% 10/28/14	300,070
200,000	FEDERAL HOME LN MTG CORP. 5.50% 03/18/19	200,057
250,000	FEDERAL HOME LOAN BANK 4.45% 06/03/13	249,877
250,000	FEDERAL HOME LOAN BANK 4.50% 06/12/13	250,335
75,000	FEDERAL HOME LOAN BANK 4.50% 07/22/13	74,979
200,000	FEDERAL HOME LOAN BANK 5.125% 02/08/16	200,043
120,000	FEDERAL HOME LOAN BANK 5.55% 02/28/20	120,000
250,000	FEDERAL NATL MTG ASSOC. 4.40% 06/03/13	247,404
200,000	FEDERAL NATL MTG ASSOC. 6.25% 08/21/17	200,887
250,000	FEDERAL NATL MTG ASSOC. 6.00% 08/17/20	250,180
		4,339,713	86.02
TOTAL US GOVT SECURITIES (Cost: $4,342,558)		4,339,713	86.02
PREFERRED STOCK
FINANCIAL			4.37
DIVERSIFIED BANKS
4,000	BARCLAYS BANK 6.625% PFD	78,080
2,000	BARCLAYS BANK 7.10% PFD	42,120
2,000	DEUTSCHE BANK 7.35% PFD	44,500
		164,700	3.26

See Accompanying Notes to Financial Statements

Pacific Advisors Government Securities Fund

Statement of Investments (Unaudited)

as of June 30, 2008

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
PREFERRED STOCK continued
DIVERSIFIED FINANCL
2,500	CITIGROUP INC. 8.125% PFD	56,000
		56,000	1.11
TELECOMMUNICATION SERVICES			1.98
INTG TELECOMM SRVCS
4,000	AT&T INC. 6.375% PFD	100,040
		100,040	1.98
TOTAL PREFERRED STOCK (Cost: $362,500)		320,740	6.36
SHORT TERM INVESTMENTS
MONEY MARKET			0.41
20,697	UMB MONEY MARKET FIDUCIARY	20,697
		20,697	0.41
TOTAL SHORT TERM INVESTMENTS (Cost: $20,697)		20,697	0.41
TOTAL INVESTMENTS (Cost: $4,939,845)		5,003,630	99.18
OTHER ASSETS LESS LIABILITIES		41,595	0.82
TOTAL NET ASSETS		5,045,224	100.00

* Non-income producing

** The principal amount is stated in U.S. dollars unless otherwise indicated.

See Accompanying Notes to Financial Statements

Pacific Advisors Income and Equity Fund

Statement of Investments (Unaudited)

as of June 30, 2008

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK
CONSUMER DISCRETIONARY			0.72
DISTRIBUTORS
1,000	GENUINE PARTS CO.	39,680
		39,680	0.45
HOME IMPROVEMENT
1,000	HOME DEPOT INC.	23,420
		23,420	0.27
CONSUMER STAPLES			1.98
HOUSEHOLD PRODUCTS
2,500	PROCTER & GAMBLE CO.	152,025
		152,025	1.74
TOBACCO
1,000	ALTRIA GROUP INC.	20,560
		20,560	0.24
ENERGY			8.38
INTEGRATED OIL & GAS
1,000	BRITISH PETROLEUM PLC ADR	69,570
1,000	CONOCOPHILLIPS	94,390
3,000	MARATHON OIL CORP.	155,610
1,000	OCCIDENTAL PETROLEUM	89,860
		409,430	4.69
OIL & GAS DRILLING
1,000	ULTRA PETROLEUM*	98,200
		98,200	1.12
OIL & GAS EXPLR/PROD
1,000	APACHE CORP.	139,000
1,250	XTO ENERGY INC.	85,638
		224,638	2.57
FINANCIAL			2.56
DIVERSIFIED BANKS
4,000	BANK OF AMERICA CORP.	95,480
		95,480	1.09
MULTI LINE INSURANCE
2,000	AMERICAN INT'L GROUP INC.	52,920
		52,920	0.61

See Accompanying Notes to Financial Statements

Pacific Advisors Income and Equity Fund

Statement of Investments (Unaudited)

as of June 30, 2008

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
PROPERTY & CAS INSUR
1,000	CHUBB CORP.	49,010
		49,010	0.56
REGIONAL BANKS
1,000	WILMINGTON TRUST CO.	26,440
		26,440	0.30
HEALTH CARE			4.22
PHARMACEUTICALS
2,000	GLAXOSMITHKLINE PLC	88,440
3,000	JOHNSON & JOHNSON	193,020
5,000	PFIZER INC.	87,350
		368,810	4.22
INDUSTRIALS			3.60
AEROSPACE & DEFENSE
2,000	HONEYWELL INT'L INC.	100,560
		100,560	1.15
INDUSTRIAL CONGLOMER
8,000	GENERAL ELECTRIC CO.	213,520
		213,520	2.44
INFORMATION TECHNOLOGY			1.57
SYSTEMS: SOFTWARE
5,000	MICROSOFT CORP.	137,550
		137,550	1.57
MATERIALS			0.49
DIVERSIFIED CHEMICAL
1,000	DU PONT E I DE NEMOURS & CO.	42,890
		42,890	0.49
TELECOMMUNICATION SERVICES			3.39
INTG TELECOMM SRVCS
1,000	AT&T INC.	33,690
20,000	CITIZENS COMMUNICATIONS CO.	226,800
1,000	VERIZON COMMUNICATIONS	35,400
		295,890	3.39

See Accompanying Notes to Financial Statements

Pacific Advisors Income and Equity Fund

Statement of Investments (Unaudited)

as of June 30, 2008

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
UTILITIES			2.34
MULTI UTILITIES/POWR
2,000	DOMINION RESOURCES	94,980
1,000	DUKE ENERGY CORP.	17,380
2,000	PUBLIC SERVICE ENTERPRISE GROUP INC.	91,860
		204,220	2.34
TOTAL COMMON STOCK (Cost: $2,380,685)		2,555,243	29.25
CORPORATE BOND
CONSUMER DISCRETIONARY			8.39
BROADCAST & CABLE TV
419,000	LIBERTY MEDIA CORP. 7.75% 07/15/09	421,531
		421,531	4.83
GENL MERCHANDISE STR
281,000	DAYTON HUDSON CO. 8.60% 01/15/12	310,973
		310,973	3.56
ENERGY			3.97
INTEGRATED OIL & GAS
143,000	ATLANTIC RICHFIELD 8.50% 04/01/12	161,536
170,000	TEXACO CAPITAL 8.625% 06/30/10	185,352
		346,888	3.97
FINANCIAL			23.36
CONSUMER FINANCE
100,000	AMERICAN EXPRESS CO. 10/20/09 FLOAT	98,697
58,000	GMAC 6.65% 08/15/08	57,622
100,000	GMAC 09/23/08 FLOAT	98,481
97,000	GMAC 4.75% 10/15/08	94,637
83,000	GMAC 5.00% 09/15/09	70,330
100,000	GMAC 6.50% 10/15/09	85,973
100,000	HOUSEHOLD FINANCE CO. 09/10/09 FLOAT	97,256
99,000	SLM CORP. 03/15/09 FLOAT	96,779
107,000	SLM CORP. 03/15/09 FLOAT	104,493
		804,268	9.21
DIVERSIFIED FINANCL
50,000	GENERAL ELECTRIC CAP 8.875% 05/15/09	51,649
371,000	GENERAL ELECTRIC CAP 8.125% 05/15/12	406,941
100,000	GENERAL ELECTRIC CAP 5.40% 02/15/17	97,064
		555,653	6.36

See Accompanying Notes to Financial Statements

Pacific Advisors Income and Equity Fund

Statement of Investments (Unaudited)

as of June 30, 2008

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
CORPORATE BOND continued
INVESTMENT BANK/BRKG
100,000	LEHMAN BROTHERS HOLDINGS 6.00% 04/01/11	99,996
		99,996	1.14
LIFE/HEALTH INSUR
28,000	HARTFORD LIFE INSURANCE 6.00% 09/15/21	26,715
75,000	HARTFORD LIFE GLOBAL FUND 6.00% 07/15/15	73,534
		100,250	1.15
MULTI LINE INSURANCE
300,000	AIG 6.00% 11/15/14	284,819
		284,819	3.26
SPECIALIZED FINANCE
200,000	CIT GROUP INC. 5.00% 11/24/08	195,701
		195,701	2.24
MATERIALS			0.57
DIVERSIFIED CHEMICAL
50,000	DOW CHEMICAL CO. 5.00% 06/15/13	49,701
		49,701	0.57
TELECOMMUNICATION SERVICES			4.02
INTG TELECOMM SRVCS
345,948	BELLSOUTH TELECOMMUN 6.30% 12/15/15	350,902
		350,902	4.02
UTILITIES			4.62
ELECTRIC UTILITIES
232,000	SOUTH CAROLINA ELEC 6.70% 02/01/11	242,924
		242,924	2.78
GAS UTILITIES
150,000	PIEDMONT NATURAL GAS 7.80% 09/29/10	160,381
		160,381	1.84
TOTAL CORPORATE BOND (Cost: $3,961,734)		3,923,985	44.92
US GOVT SECURITIES
US GOVERNMENT AGENCY			17.84
US GOVERNMENT AGENCY
155,000	FEDERAL FARM CREDIT BANK 4.375% 05/21/13	154,673
100,000	FEDERAL FARM CREDIT BANK 5.35% 08/28/17	100,040
100,000	FEDERAL FARM CREDIT BANK 5.25% 01/16/18	97,685
100,000	FEDERAL HOME LN MTG ASSOC. 5.00% 02/27/14	100,021

See Accompanying Notes to Financial Statements

Pacific Advisors Income and Equity Fund

Statement of Investments (Unaudited)

as of June 30, 2008

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
US GOVT SECURITIES continued
100,000	FEDERAL HOME LN MTG CORP 5.00% 12/15/14	100,145
250,000	FEDERAL HOME LN MTG CORP 6.00% 10/26/21	250,078
100,000	FEDERAL HOME LN MTG CORP 6.00% 04/11/22	100,031
100,000	FEDERAL HOME LOAN BANK 6.00% 06/15/17	102,286
100,000	FEDERAL HOME LOAN BANK 6.00% 07/19/17	104,992
250,000	FEDERAL NATL MTG ASSOC. 4.40% 06/03/13	247,404
100,000	FEDERAL NATL MTG ASSOC. 6.25% 08/21/17	100,444
100,000	FEDERAL NATL MTG ASSOC. 6.00% 03/13/23	100,069
		1,557,867	17.84
TOTAL US GOVT SECURITIES (Cost: $1,554,813)		1,557,867	17.84
PREFERRED STOCK
FINANCIAL			5.71
DIVERSIFIED BANKS
2,000	BANK OF AMERICA 7.25% PFD	46,460
2,000	BARCLAYS BANK 6.625% PFD	39,040
2,000	BARCLAYS BANK 7.10% PFD	42,120
3,000	DEUTSCHE BANK 6.625% PFD	59,070
4,000	HSBC HOLDINGS PLC 6.20% PFD A	82,440
		269,130	3.08
DIVERSIFIED FINANCL
2,500	CITIGROUP INC. 8.125% PFD	56,000
		56,000	0.64
INVESTMENT BANK/BRKG
2,000	MERRILL LYNCH 6.375% PFD	33,720
2,000	MERRILL LYNCH 6.45% PFD	34,700
		68,420	0.78
LIFE/HEALTH INSUR
3,000	METLIFE INC. 6.50% PFD	64,200
2,500	PHOENIX COMPANIES INC. 7.45% PFD	40,675
		104,875	1.20
TELECOMMUNICATION SERVICES			0.57
INTG TELECOMM SRVCS
2,000	AT&T INC. 6.375% PFD	50,020
		50,020	0.57

See Accompanying Notes to Financial Statements

Pacific Advisors Income and Equity Fund

Statement of Investments (Unaudited)

as of June 30, 2008

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
PREFERRED STOCK continued
UTILITIES			0.57
ELECTRIC UTILITIES
2,000	FPL GROUP CAPITAL 6.60% PFD A	49,500
		49,500	0.57
TOTAL PREFERRED STOCK (Cost: $725,060)		597,945	6.85
TOTAL INVESTMENTS (Cost: $8,622,291)		8,635,039	98.86
OTHER ASSETS LESS LIABILITIES		99,200	1.14
TOTAL NET ASSETS		8,734,239	100.00

* Non-income producing

** The principal amount is stated in U.S. dollars unless otherwise indicated.

See Accompanying Notes to Financial Statements

Pacific Advisors Balanced Fund

Statement of Investments (Unaudited)

as of June 30, 2008

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK
CONSUMER DISCRETIONARY			2.96
BROADCAST & CABLE TV
7,200	LIBERTY GLOBAL INC. A*	226,296
		226,296	0.60
MOVIES/ENTERTAINMENT
10,000	CBS CORP. B	194,900
18,000	TIME WARNER INC.	266,400
3,750	VIACOM INC. B*	114,525
10,000	WALT DISNEY CO.	312,000
		887,825	2.36
CONSUMER STAPLES			5.81
FOOD : RETAIL
10,100	SMUCKER JM CO.	410,464
		410,464	1.09
HOUSEHOLD PRODUCTS
12,000	PROCTER & GAMBLE CO.	729,720
		729,720	1.94
SOFT DRINKS
6,400	CADBURY PLC-SPONS ADR	322,048
12,000	COCA-COLA CO.	623,760
4,800	DR PEPPER SNAPPLE GP*	100,704
		1,046,512	2.78
ENERGY			20.22
INTEGRATED OIL & GAS
6,000	BRITISH PETROLEUM PLC ADR	417,420
8,000	CONOCOPHILLIPS	755,120
		1,172,540	3.11
OIL & GAS EQUIP/SERV
24,000	CAMERON INT'L CORP.*	1,328,400
10,000	HALLIBURTON CO.	530,700
5,000	NATIONAL OILWELL VARCO INC.*	443,600
		2,302,700	6.12
OIL & GAS EXPLR/PROD
15,000	DEVON ENERGY CORP.	1,802,400
15,000	SUNCOR ENERGY INC.	871,800
		2,674,200	7.10

See Accompanying Notes to Financial Statements

Pacific Advisors Balanced Fund

Statement of Investments (Unaudited)

as of June 30, 2008

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
OIL&GAS REF/MKT/TRAN
8,750	SPECTRA ENERGY CORP.	251,475
30,000	WILLIAMS COMPANIES INC.	1,209,300
		1,460,775	3.88
FINANCIAL			8.84
CONSUMER FINANCE
10,000	AMERICAN EXPRESS CO.	376,700
		376,700	1.00
DIVERSIFIED BANKS
35,000	BANCO LATINOAMERICANO DE EXPORTACIONES	566,650
		566,650	1.51
LIFE/HEALTH INSUR
7,500	METLIFE INC.	395,775
		395,775	1.05
MULTI LINE INSURANCE
6	BERKSHIRE HATHAWAY INC. A*	724,500
1,000	WHITE MOUNTAINS INSURANCE LTD.	429,000
		1,153,500	3.06
PROPERTY & CAS INSUR
10,000	CHUBB CORP.	490,100
		490,100	1.30
SPECIALIZED FINANCE
10,000	MOODYS CORP.	344,400
		344,400	0.91
HEALTH CARE			5.95
HEALTH CARE EQUIP
3,750	COVIDIEN LTD.	179,588
12,000	PERKINELMER INC.	334,200
		513,788	1.36
PHARMACEUTICALS
17,000	BRISTOL-MYERS SQUIBB CO.	349,010
10,000	JOHNSON & JOHNSON	643,400
20,000	PFIZER INC.	349,400
8,000	WYETH	383,680
		1,725,490	4.58

See Accompanying Notes to Financial Statements

Pacific Advisors Balanced Fund

Statement of Investments (Unaudited)

as of June 30, 2008

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
INDUSTRIALS			9.36
AEROSPACE & DEFENSE
10,000	BOEING CO.	657,200
15,000	CUBIC CORP.	334,200
		991,400	2.63
AIR FREIGHT/SHIPPING
5,000	UNITED PARCEL SERVICE INC.	307,350
		307,350	0.82
CONSTRUCTION & MACH
10,000	INGERSOLL-RAND COMPANY LTD. A	374,300
		374,300	0.99
DIVERSIFIED COML SRV
15,000	GATX CORP.	664,950
		664,950	1.77
INDUSTRIAL CONGLOMER
35,000	GENERAL ELECTRIC CO.	934,150
		934,150	2.48
RAILROADS & TRUCKING
2,000	CSX CORP.	125,620
2,000	NORFOLK SOUTHERN CORP.	125,340
		250,960	0.67
INFORMATION TECHNOLOGY			4.80
COMMUNICATIONS EQUIP
30,000	NOKIA CORP. - ADR A	735,000
		735,000	1.95
COMPUTER STORAGE/PER
10,000	SANDISK CORP.*	187,000
		187,000	0.50
DATA PROCESSING SRV
8,000	AUTOMATIC DATA PROCESSING INC.	335,200
		335,200	0.89
SYSTEMS: SOFTWARE
20,000	MICROSOFT CORP.	550,200
		550,200	1.46

See Accompanying Notes to Financial Statements

Pacific Advisors Balanced Fund

Statement of Investments (Unaudited)

as of June 30, 2008

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
MATERIALS			3.28
STEEL
16,000	RELIANCE STEEL & ALUMINUM CO.	1,233,440
		1,233,440	3.28
TELECOMMUNICATION SERVICES			1.81
INTG TELECOMM SRVCS
60,000	CITIZENS COMMUNICATIONS CO.	680,400
		680,400	1.81
UTILITIES			1.59
ELECTRIC UTILITIES
7,000	ALLETE INC.	294,000
		294,000	0.78
MULTI UTILITIES/POWR
17,500	DUKE ENERGY CORP.	304,150
		304,150	0.81
TOTAL COMMON STOCK (Cost: $15,775,028)		24,319,935	64.61
CORPORATE BOND
CONSUMER DISCRETIONARY			0.83
AUTO PARTS & EQUIP
100,000	BORG WARNER 8.00% 10/01/19	114,143
		114,143	0.30
GENL MERCHANDISE STR
178,000	DAYTON HUDSON CO. 8.60% 01/15/12	196,986
		196,986	0.52
ENERGY			4.81
INTEGRATED OIL & GAS
501,000	ATLANTIC RICHFIELD 9.125% 03/01/11	561,882
		561,882	1.49
OIL & GAS EXPLR/PROD
255,000	BURLINGTON RESOURCES 6.40% 08/15/11	269,406
190,000	DEVON ENERGY CORP. 10.125% 11/15/09	204,542
		473,948	1.26
OIL&GAS REF/MKT/TRAN
217,000	KINDER MORGAN 6.50% 09/01/13	215,943
296,000	PREMCOR REFINING 7.50% 06/15/15	305,377
250,000	SPECTRA ENERGY CAP 7.50% 10/01/09	254,958
		776,278	2.06

See Accompanying Notes to Financial Statements

Pacific Advisors Balanced Fund

Statement of Investments (Unaudited)

as of June 30, 2008

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
CORPORATE BOND continued
FINANCIAL			20.20
CONSUMER FINANCE
115,000	GMAC 5.125% 09/15/08	113,143
50,000	GMAC 5.25% 09/15/08	49,221
76,000	GMAC 6.50% 10/15/08	74,496
700,000	GMAC 5.85% 01/14/09	664,706
400,000	GMAC 6.50% 10/15/09	343,894
209,000	GMAC 8.875% 06/01/10	183,423
115,000	HOUSEHOLD FINANCE CO. 01/10/09 FLOAT	115,516
258,000	HOUSEHOLD FINANCE CO. 03/10/09 FLOAT	259,213
100,000	HOUSEHOLD FINANCE CO. 03/10/09 FLOAT	100,564
100,000	HOUSEHOLD FINANCE CO. 04/10/09 FLOAT	99,102
250,000	HOUSEHOLD FINANCE CO. 6.375% 11/27/12	256,350
100,000	SLM CORP. 06/15/09 FLOAT	97,260
100,000	SLM CORP. 09/15/09 FLOAT	96,620
		2,453,508	6.52
DIVERSIFIED FINANCL
300,000	GENERAL ELECTRIC CAP 5.50% 11/15/11	301,291
311,000	GENERAL ELECTRIC CAP 8.125% 05/15/12	341,128
200,000	GENERAL ELECTRIC CAP 5.65% 06/09/14	204,910
601,000	GENERAL ELECTRIC CAP 5.40% 02/15/17	583,353
		1,430,683	3.80
INDUSTRIAL CONGLOMER
1,000,000	GENERAL ELECTRIC 5.25% 12/06/17	961,332
		961,332	2.55
INVESTMENT BANK/BRKG
200,000	MERRILL LYNCH 03/02/09 FLOAT	197,456
161,000	MORGAN STANLEY 07/01/14 FLOAT	158,321
		355,777	0.95
LIFE/HEALTH INSUR
125,000	JOHN HANCOCK LIFE 04/15/09 FLOAT	125,694
		125,694	0.33
MULTI LINE INSURANCE
130,000	AIG 7.50% 08/11/10	135,213
300,000	AIG 6.00% 10/15/14	285,254
450,000	AIG 6.00% 11/15/14	427,228
		847,695	2.25

See Accompanying Notes to Financial Statements

Pacific Advisors Balanced Fund

Statement of Investments (Unaudited)

as of June 30, 2008

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
CORPORATE BOND continued
SPECIALIZED FINANCE
500,000	CIT GROUP INC. 5.00% 11/24/08	489,252
200,000	CIT GROUP INC. 5.09% 12/19/08 FLOAT	197,876
250,000	INT'L LEASE FINANCE 07/11/11 FLOAT	225,011
505,000	NATIONAL RURAL UTIL 5.70% 01/15/10	517,864
		1,430,002	3.80
INDUSTRIALS			1.55
AEROSPACE & DEFENSE
300,000	LOCKHEED MARTIN 8.20% 12/01/09	315,968
		315,968	0.84
ELECTRICAL COMPON/EQ
250,000	EMERSON ELECTRIC CO. 7.125% 08/15/10	267,054
		267,054	0.71
INFORMATION TECHNOLOGY			0.31
COMPUTER HARDWARE
100,000	DIGITAL EQUIPMENT 7.75% 04/01/23	116,738
		116,738	0.31
MATERIALS			0.66
ALUMINUM
250,000	ALCOA 6.00% 01/15/12	250,277
		250,277	0.66
TELECOMMUNICATION SERVICES			0.55
INTG TELECOMM SRVCS
250,000	NEXTEL COMMUNICATION 7.375% 08/01/15	207,500
		207,500	0.55
UTILITIES			0.12
MULTI UTILITIES/POWR
43,001	RELIANT ENERGY MID ALT 9.237% 07/02/17	46,441
		46,441	0.12
TOTAL CORPORATE BOND (Cost: $11,152,525)		10,931,905	29.04
US GOVT SECURITIES
US GOVERNMENT AGENCY			2.78
US GOVERNMENT AGENCY
100,000	FEDERAL FARM CREDIT BANK 5.25% 01/16/18	97,685
200,000	FEDERAL HOME LN MTG CORP. 5.25% 10/28/14	200,046
100,000	FEDERAL HOME LN MTG CORP. 5.00% 12/15/14	100,145

See Accompanying Notes to Financial Statements

Pacific Advisors Balanced Fund

Statement of Investments (Unaudited)

as of June 30, 2008

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
US GOVT SECURITIES continued
200,000	FEDERAL HOME LN MTG CORP. 6.125% 06/19/17	201,324
250,000	FEDERAL HOME LN MTG CORP. 6.00% 10/26/21	250,078
100,000	FEDERAL NATL MTG ASSOC. 5.50% 02/09/22 STEP	100,057
100,000	FEDERAL NATL MTG ASSOC. 4.125% 04/15/13	96,392
		1,045,727	2.78
TOTAL US GOVT SECURITIES (Cost: $1,050,000)		1,045,727	2.78
PREFERRED STOCK
FINANCIAL			3.13
DIVERSIFIED BANKS
8,000	BANK OF AMERICA 8.20% PFD	198,480
5,000	BARCLAYS BANK 8.125% PFD	122,950
5,000	BARCLAYS BANK 7.10% PFD	105,300
5,000	HSBC HOLDING PLC 8.125% PFD	130,200
10,000	WACHOVIA 7.85% PFD	219,000
		775,930	2.06
DIVERSIFIED FINANCL
5,000	CITIGROUP INC. 8.50% PFD	116,200
5,000	CITIGROUP INC. 8.125% PFD	112,000
		228,200	0.61
INVESTMENT BANK/BRKG
4,000	LEHMAN BROTHERS HOLDINGS 7.95% PFD	81,400
		81,400	0.22
MULTI LINE INSURANCE
5,000	AIG 6.45% PFD	91,450
		91,450	0.24
TELECOMMUNICATION SERVICES			0.66
INTG TELECOMM SRVCS
10,000	AT&T INC. 6.375% PFD	250,100
		250,100	0.66
TOTAL PREFERRED STOCK (Cost: $1,549,938)		1,427,080	3.79
TOTAL INVESTMENTS (Cost: $29,527,491)		37,724,647	100.22
OTHER ASSETS LESS LIABILITIES		(82,253)	(0.22)
TOTAL NET ASSETS		37,642,394	100.00

* Non-income producing

** The principal amount is stated in U.S. dollars unless otherwise indicated.

See Accompanying Notes to Financial Statements

Pacific Advisors Growth Fund

Statement of Investments (Unaudited)

as of June 30, 2008

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK
CONSUMER STAPLES			2.69
PERSONAL PRODUCTS
2,000	CHATTEM INC.*	130,100
		130,100	2.69
ENERGY			41.40
INTEGRATED OIL & GAS
1,500	CONOCOPHILLIPS	141,585
4,000	MARATHON OIL CORP.	207,480
1,000	OCCIDENTAL PETROLEUM	89,860
		438,925	9.07
OIL & GAS DRILLING
1,000	ULTRA PETROLEUM*	98,200
		98,200	2.03
OIL & GAS EQUIP/SERV
4,000	FMC TECHNOLOGIES INC.*	307,720
4,000	MITCHAM INDUSTRIES INC.*	68,320
2,000	NATIONAL OILWELL VARCO INC.*	177,440
		553,480	11.44
OIL & GAS EXPLR/PROD
2,000	APACHE CORP.	278,000
2,000	CHESAPEAKE ENERGY CORP.	131,920
1,250	XTO ENERGY INC.	85,638
		495,558	10.24
OIL&GAS REF/MKT/TRAN
4,000	HORNBECK OFFSHORE SERVICES INC.*	226,040
4,000	KIRBY CORP.*	192,000
		418,040	8.63
FINANCIAL			0.58
REGIONAL BANKS
4,000	EAST WEST BANCORP INC.	28,240
		28,240	0.58
HEALTH CARE			20.69
HEALTH CARE EQUIP
500	BECTON DICKINSON & CO.	40,650
3,000	ST. JUDE MEDICAL INC.*	122,640
3,000	ZIMMER HOLDINGS INC.*	204,150
		367,440	7.59

See Accompanying Notes to Financial Statements

Pacific Advisors Growth Fund

Statement of Investments (Unaudited)

as of June 30, 2008

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
HEALTH CARE SERVICES
2,000	QUEST DIAGNOSTICS INC.	96,940
		96,940	2.00
MANAGED HEALTH CARE
5,000	AMERICA SERVICE GROUP INC.*	45,750
3,000	UNITEDHEALTH GROUP INC.	78,750
2,750	WELLPOINT INC.*	131,065
		255,565	5.28
PHARMACEUTICALS
2,000	GLAXOSMITHKLINE PLC	88,440
3,000	JOHNSON & JOHNSON	193,020
		281,460	5.82
INDUSTRIALS			14.93
AEROSPACE & DEFENSE
1,000	BOEING CO.	65,720
1,000	HONEYWELL INT'L INC.	50,280
		116,000	2.40
CONSTRUCTION & MACH
3,000	CHICAGO BRIDGE & IRON CO. NV	119,460
4,000	MANITOWOC CO.	130,120
		249,580	5.16
INDUSTRIAL CONGLOMER
8,000	GENERAL ELECTRIC CO.	213,520
		213,520	4.41
INDUSTRIAL MACHINERY
1,000	ITT CORP.	63,330
		63,330	1.31
MARINE TRANSPORTATION
1,000	DRYSHIPS INC.	80,180
		80,180	1.66
INFORMATION TECHNOLOGY			7.89
COMMUNICATIONS EQUIP
2,500	CISCO SYSTEMS INC.*	58,150
1,000	QUALCOMM INC.	44,370
		102,520	2.12
ELECTRONIC EQ MANUF
2,000	ITRON INC.*	196,700
		196,700	4.06

See Accompanying Notes to Financial Statements

Pacific Advisors Growth Fund

Statement of Investments (Unaudited)

as of June 30, 2008

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
SYSTEMS: SOFTWARE
3,000	MICROSOFT CORP.	82,530
		82,530	1.71
MATERIALS			5.65
DIVERSIFD METAL/MNG
1,000	BHP BILLITON LTD.	85,190
		85,190	1.76
STEEL
5,000	COMMERCIAL METALS CO.	188,500
		188,500	3.89
TELECOMMUNICATION SERVICES			1.17
INTG TELECOMM SRVCS
5,000	CITIZENS COMMUNICATIONS CO.	56,700
		56,700	1.17
TOTAL COMMON STOCK (Cost: $3,574,263)		4,598,697	95.01
SHORT TERM INVESTMENTS
MONEY MARKET			5.05
244,150	UMB MONEY MARKET FIDUCIARY	244,150
		244,150	5.05
TOTAL SHORT TERM INVESTMENTS (Cost: $244,150)		244,150	5.05
TOTAL INVESTMENTS (Cost: $3,818,413)		4,842,847	100.06
OTHER ASSETS LESS LIABILITIES		(2,814)	(0.06)
TOTAL NET ASSETS		4,840,033	100.00

* Non-income producing

** The principal amount is stated in U.S. dollars unless otherwise indicated.

See Accompanying Notes to Financial Statements

Pacific Advisors Multi-Cap Value Fund

Statement of Investments (Unaudited)

as of June 30, 2008

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK
CONSUMER DISCRETIONARY			4.04
FOOTWEAR
20,000	K-SWISS INC.	294,000
		294,000	2.11
HOME IMPROVEMENT
11,500	HOME DEPOT INC.	269,330
		269,330	1.93
CONSUMER STAPLES			9.58
AGRICULTURAL PRODUCT
15,200	ARCHER DANIELS MIDLAND CO.	513,000
		513,000	3.68
HYPERMKTS/SUPER CTRS
9,400	WAL-MART STORES INC.	528,280
		528,280	3.79
SOFT DRINKS
14,000	DR PEPPER SNAPPLE GP*	293,720
		293,720	2.11
ENERGY			31.02
INTEGRATED OIL & GAS
6,000	CHEVRON CORP.	594,780
8,600	MARATHON OIL CORP.	446,082
		1,040,862	7.47
OIL & GAS EQUIP/SERV
34,000	ION GEOPHYSICAL CORP.*	593,300
27,000	MITCHAM INDUSTRIES INC.*	461,160
9,000	TIDEWATER CORP.	585,270
		1,639,730	11.77
OIL & GAS EXPLR/PROD
5,500	APACHE CORP.	764,500
13,300	CHESAPEAKE ENERGY CORP.	877,268
		1,641,768	11.78
FINANCIAL			9.31
DIVERSIFIED FINANCL
14,000	CITIGROUP INC.	234,640
		234,640	1.68

See Accompanying Notes to Financial Statements

Pacific Advisors Multi-Cap Value Fund

Statement of Investments (Unaudited)

as of June 30, 2008

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
INVESTMENT BANK/BRKG
2,100	GOLDMAN SACHS GROUP INC.	367,290
		367,290	2.64
MULTI LINE INSURANCE
7,600	AMERICAN INT'L GROUP INC.	201,096
		201,096	1.44
SPECIALIZED FINANCE
20,000	WESTERN UNION CO.	494,400
		494,400	3.55
HEALTH CARE			5.08
MANAGED HEALTH CARE
9,800	UNITEDHEALTH GROUP INC.	257,250
		257,250	1.85
PHARMACEUTICALS
7,000	JOHNSON & JOHNSON	450,380
		450,380	3.23
INDUSTRIALS			26.03
AEROSPACE & DEFENSE
10,100	HONEYWELL INT'L INC.	507,828
		507,828	3.65
INDUSTRIAL CONGLOMER
6,000	3M CO.	417,540
7,000	LUFKIN INDUSTRIES INC.	582,960
		1,000,500	7.18
INDUSTRIAL MACHINERY
14,500	GRACO INC.	552,015
		552,015	3.96
MARINE TRANSPORTATION
7,000	DRYSHIPS INC.	561,260
		561,260	4.03
RAILROADS & TRUCKING
14,000	GENESEE & WYOMING INC.*	476,280
12,000	KANSAS CITY SOUTHERN*	527,880
		1,004,160	7.21

See Accompanying Notes to Financial Statements

Pacific Advisors Multi-Cap Value Fund

Statement of Investments (Unaudited)

as of June 30, 2008

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
INFORMATION TECHNOLOGY			7.29
DATA PROCESSING SRV
29,500	SAIC INC.*	613,895
		613,895	4.41
SYSTEMS: SOFTWARE
14,600	MICROSOFT CORP.	401,646
		401,646	2.88
MATERIALS			16.60
DIVERSIFD METAL/MNG
15,000	ARCH COAL INC.	1,125,450
		1,125,450	8.08
SPECIALTY CHEMICALS
26,000	H.B. FULLER	583,440
		583,440	4.19
STEEL
16,000	COMMERCIAL METALS CO.	603,200
		603,200	4.33
TOTAL COMMON STOCK (Cost: $12,885,574)		15,179,140	108.95
TOTAL INVESTMENTS (Cost: $12,885,574)		15,179,140	108.95
OTHER ASSETS LESS LIABILITIES		(1,247,174)	(8.95)
TOTAL NET ASSETS		13,931,966	100.00

* Non-income producing

** The principal amount is stated in U.S. dollars unless otherwise indicated.

See Accompanying Notes to Financial Statements

Pacific Advisors Small Cap Fund

Statement of Investments (Unaudited)

as of June 30, 2008

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK
CONSUMER DISCRETIONARY			7.43
AUTO PARTS & EQUIP
445,000	AMERIGON INC.*	3,163,950
600,000	NOBLE INTERNATIONAL LTD.	2,682,000
		5,845,950	4.16
SPECIALTY STORES
285,000	CONNS INC.*	4,579,950
		4,579,950	3.26
CONSUMER STAPLES			3.72
PACKAGED FOODS/MEATS
75,100	OMEGA PROTEIN CORP.*	1,122,745
		1,122,745	0.80
PERSONAL PRODUCTS
63,000	CHATTEM INC.*	4,098,150
		4,098,150	2.92
ENERGY			30.45
OIL & GAS DRILLING
455,000	INFINITY ENERGY RESOURCES INC.*	172,900
177,400	TOREADOR RESOURCES CORP.*	1,513,222
		1,686,122	1.20
OIL & GAS EQUIP/SERV
1,600,000	BOOTS & COOTS INT'L WELL CONTROL INC.*	3,808,000
200,000	MATRIX SERVICE CO.*	4,612,000
362,000	MITCHAM INDUSTRIES INC.*	6,182,960
800,000	PARKER DRILLING CO.*	8,008,000
		22,610,960	16.11
OIL & GAS EXPLR/PROD
260,000	QUEST RESOURCE CORP.*	2,966,600
		2,966,600	2.11
OIL&GAS REF/MKT/TRAN
150,000	HORNBECK OFFSHORE SERVICES INC.*	8,476,500
146,000	KIRBY CORP.*	7,008,000
		15,484,500	11.03

See Accompanying Notes to Financial Statements

Pacific Advisors Small Cap Fund

Statement of Investments (Unaudited)

as of June 30, 2008

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
FINANCIAL			12.57
REGIONAL BANKS
540,000	EAST WEST BANCORP INC.	3,812,400
167,000	NARA BANCORP INC.	1,791,910
250,000	VINEYARD NATIONAL BANCORP*	945,000
		6,549,310	4.66
SPECIALIZED FINANCE
400,000	EZCORP INC. A*	5,100,000
400,000	FIRST CASH FINANCIAL SERVICES INC.*	5,996,000
		11,096,000	7.90
HEALTH CARE			3.97
MANAGED HEALTH CARE
530,000	AMERICA SERVICE GROUP INC.*	4,849,500
360,000	UNITED AMERICAN HEALTHCARE CORP.*	720,000
		5,569,500	3.97
INDUSTRIALS			30.53
BUILDING PRODUCTS
280,000	APOGEE ENTERPRISES INC.	4,524,800
		4,524,800	3.22
DIVERSIFIED COML SRV
330,000	DARLING INTERNATIONAL INC.*	5,451,600
98,600	FURMANITE CORP.*	786,828
310,000	MOBILE MINI INC.*	6,200,000
140,000	TEAM INC.*	4,804,800
		17,243,228	12.28
ENVIROMENTAL SERVICE
272,703	AMERICAN ECOLOGY CORP.	8,052,920
150,000	TETRA TECHNOLOGIES INC.*	3,393,000
		11,445,920	8.15
RAILROADS & TRUCKING
270,000	FROZEN FOOD EXPRESS INDUSTRIES INC.	1,822,500
360,000	SAIA INC.*	3,931,200
260,000	VITRAN CORPORATION INC.*	3,897,400
		9,651,100	6.87
INFORMATION TECHNOLOGY			4.66
APPLICATION SOFTWARE
600,000	INTERVOICE INC.*	3,420,000
		3,420,000	2.44

See Accompanying Notes to Financial Statements

Pacific Advisors Small Cap Fund

Statement of Investments (Unaudited)

as of June 30, 2008

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
SYSTEMS: SOFTWARE
230,000	TYLER TECHNOLOGIES INC.*	3,121,100
		3,121,100	2.22
MATERIALS			8.10
SPECIALTY CHEMICALS
70,000	TERRA INDUSTRIES INC.	3,454,500
		3,454,500	2.46
STEEL
210,000	COMMERCIAL METALS CO.	7,917,000
		7,917,000	5.64
TELECOMMUNICATION SERVICES			4.78
INTG TELECOMM SRVCS
460,000	PREMIERE GLOBAL SERVICES INC.*	6,706,800
		6,706,800	4.78
TOTAL COMMON STOCK (Cost: $140,492,000)		149,094,235	106.20
TOTAL INVESTMENTS (Cost: $140,492,000)		149,094,235	106.20
OTHER ASSETS LESS LIABILITIES		(8,699,619)	(6.20)
TOTAL NET ASSETS		140,394,616	100.00

* Non-income producing

** The principal amount is stated in U.S. dollars unless otherwise indicated.

See Accompanying Notes to Financial Statements

Pacific Advisors Fund Inc.

Statement of Assets and Liabilities (Unaudited)

June 30, 2008

	Government Securities Fund	Income and Equity Fund	Balanced Fund
Assets
Investment securities
At cost	$4,919,147	$8,622,291	$29,527,491
At market value	$4,982,932	$8,635,039	$37,724,647
Cash or cash equivalent, at market value	20,697	-	-
Receivable for investments sold	-	71,739	-
Accrued income receivable	51,624	87,749	193,306
Receivable for capital shares sold	-	89	1,026
Other assets	-	-	-
Total assets	5,055,253	8,794,616	37,918,979
Liabilities
Bank borrowings (Note 6)	-	35,786	132,226
Payable for investments purchased	-	-	-
Payable for fund shares redeemed	-	-	2,869
Accounts payable	7,068	17,917	101,201
Accounts payable to related parties (Note 3)	2,961	6,616	16,568
Payable to investment manager (Note 3)	-	58	23,721
Total liabilities	10,029	60,377	276,585
Net Assets	$5,045,224	$8,734,239	$37,642,394
Summary of Shareholders' Equity
Paid in capital	6,068,070	8,911,736	28,911,282
Accumulated undistributed net investment income	2,410	5,373	146,232
Accumulated undistributed net realized gain (losses) on security transactions	(1,089,041)	(195,618)	387,724
Net unrealized appreciation of investments	63,785	12,748	8,197,156
Net assets at June 30, 2008	$5,045,224	$8,734,239	$37,642,394
Class A:
Net assets	$3,302,832	$3,268,118	$5,383,431
Shares authorized	50,000,000	50,000,000	50,000,000
Shares outstanding	354,989	324,274	302,802
Net asset value and redemption price per share	$9.30	$10.08	$17.78
Maximum offering price per share	$9.76	$10.58	$18.86
Sales load	4.75%	4.75%	5.75%
Class C:
Net assets	$1,742,392	$5,466,121	$32,258,963
Shares authorized	50,000,000	50,000,000	50,000,000
Shares outstanding	187,095	568,164	1,891,986
Net asset value and redemption price per share	$9.31	$9.62	$17.05
Class I:
Net assets	N/A	N/A	N/A
Shares authorized
Shares outstanding
Net asset value and redemption price per share	N/A	N/A	N/A

See Accompanying Notes to Financial Statements

	Growth Fund	Multi-Cap Value Fund	Small Cap Fund
Assets
Investment securities
At cost	$3,574,263	$12,885,574	$140,492,000
At market value	$4,598,697	$15,179,140	$149,094,235
Cash or cash equivalent, at market value	244,150	-	-
Receivable for investments sold	-	-	-
Accrued income receivable	4,527	5,731	4,592
Receivable for capital shares sold	63	15	160,586
Other assets	4,869	-	-
Total assets	4,852,306	15,184,886	149,259,413
Liabilities
Bank borrowings (Note 6)	-	1,187,932	6,031,361
Payable for investments purchased	-	-	2,263,706
Payable for fund shares redeemed	-	7,774	192,894
Accounts payable	6,913	36,731	227,764
Accounts payable to related parties (Note 3)	5,360	8,509	60,799
Payable to investment manager (Note 3)	-	11,974	88,273
Total liabilities	12,273	1,252,920	8,864,797
Net Assets	$4,840,033	$13,931,966	$140,394,616
Summary of Shareholders' Equity
Paid in capital	4,252,284	12,049,371	128,849,869
Accumulated undistributed net investment income	-	-	-
Accumulated undistributed net realized gain (losses) on security transactions	(436,685)	(410,971)	2,942,512
Net unrealized appreciation of investments	1,024,434	2,293,566	8,602,235
Net assets at June 30, 2008	$4,840,033	$13,931,966	$140,394,616
Class A:
Net assets	$3,005,377	$6,073,153	$110,322,662
Shares authorized	50,000,000	50,000,000	50,000,000
Shares outstanding	291,319	479,421	3,314,086
Net asset value and redemption price per share	$10.32	$12.67	$33.29
Maximum offering price per share	$10.95	$13.44	$35.32
Sales load	5.75%	5.75%	5.75%
Class C:
Net assets	$1,834,656	$7,858,813	$28,246,110
Shares authorized	50,000,000	50,000,000	50,000,000
Shares outstanding	192,773	654,371	963,004
Net asset value and redemption price per share	$9.52	$12.01	$29.33
Class I:
Net assets	N/A	N/A	$1,825,844
Shares authorized			50,000,000
Shares outstanding			50,731
Net asset value and redemption price per share	N/A	N/A	$35.99

Pacific Advisors Fund Inc.

Statement of Operations (Unaudited)

For the period ended June 30, 2008

	Government Securities Fund	Income and Equity Fund	Balanced Fund
Investment Income
Dividends	$23,780	$72,684	$302,334
Interest	111,320	161,973	392,835
Total Income	135,100	234,657	695,169
Expenses
Investment Management Fees	17,332	35,063	145,375
Transfer Agent Fees	24,667	27,330	48,908
Fund Accounting Fees	11,646	20,286	87,931
Legal Fees	1,553	2,737	14,387
Audit Fees	1,867	3,273	13,568
Registration Fees	7,797	8,718	14,796
Printing	1,677	2,953	14,549
Custody Fees	3,570	3,427	4,737
Interest on Borrowings	506	32	135
Director Fees/meetings	965	1,753	7,605
Distribution and Service (12b-1) Fees (Note 3)	12,954	33,300	172,619
Other Expenses	3,103	5,704	25,293
Total Expenses, before fees waived	87,637	144,576	549,903
Less fees waived (Note 3)	37,672	32,309	-
Net Expenses	49,965	112,267	549,903
Net Investment Income (Loss)	85,135	122,390	145,266
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	1,059	(921)	(29,382)
Change in net unrealized appreciation (depreciation) of investments	(69,212)	(483,695)	(1,976,368)
	(68,153)	(484,616)	(2,005,750)
Net Increase in Net Assets Resulting from Operations	$16,982	$(362,226)	$(1,860,484)

See Accompanying Notes to Financial Statements

	Growth Fund	Multi-Cap Value Fund	Small Cap Fund
Investment Income
Dividends	$25,538	$101,919	$338,635
Interest	1,287	47	21
Total Income	26,825	101,966	338,656
Expenses
Investment Management Fees	18,149	70,710	491,020
Transfer Agent Fees	24,619	32,357	181,160
Fund Accounting Fees	11,159	32,288	305,192
Legal Fees	1,500	5,033	46,271
Audit Fees	1,694	4,950	45,828
Registration Fees	10,578	15,071	26,188
Printing	1,626	5,524	55,850
Custody Fees	2,870	3,861	11,877
Interest on Borrowings	1	13,710	75,823
Director Fees/meetings	875	2,743	25,678
Distribution and Service (12b-1) Fees (Note 3)	13,201	47,426	268,058
Other Expenses	2,893	9,427	88,668
Total Expenses, before fees waived	89,165	243,100	1,621,613
Less fees waived (Note 3)	17,887	-	-
Net Expenses	71,278	243,100	1,621,613
Net Investment Income (Loss)	(44,453)	(141,134)	(1,282,957)
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	(3,867)	(436,386)	1,809,748
Change in net unrealized appreciation (depreciation) of investments	(185,805)	711,887	(7,983,998)
	(189,672)	275,501	(6,174,250)
Net Increase in Net Assets Resulting from Operations	$(234,125)	$134,367	$(7,457,207)

Pacific Advisors Fund Inc.

Statement of Changes in Net Assets (Unaudited)

	Government Securities Fund		Income and Equity Fund
	Period ended June 30, 2008	Year ended December 31, 2007	Period ended June 30, 2008	Year ended December 31, 2007
Increase (Decrease) in Net Assets From Operations
Net investment income (loss)	$85,135	$153,568	$122,390	$231,064
Net realized gain (loss) on investments	1,059	(1,178)	(921)	(138,133)
Change in net unrealized appreciation (depreciation) of investments	(69,212)	90,068	(483,695)	101,426
Increase (decrease) in net assets resulting from operations	16,982	242,458	(362,226)	194,357
From Distributions to Shareholders
Class A:
Net investment income	(61,468)	(112,178)	(49,977)	(100,693)
Net capital gains	-	-	-	(37,340)
Return of capital	-	-	-	-
Class C:
Net investment income	(26,482)	(36,165)	(67,164)	(130,244)
Net capital gains	-	-	-	(63,830)
Return of capital	-	-	-	-
Class I:	N/A	N/A	N/A	N/A
Net investment income
Net capital gains
Return of capital
Decrease in net assets resulting from distributions	(87,950)	(148,343)	(117,141)	(332,107)
From Capital Share Transactions (Note 5)
Proceeds from shares sold	679,436	1,964,065	438,438	1,795,752
Proceeds from shares purchased by reinvestment of dividends	69,789	111,834	108,445	311,716
Cost of shares repurchased	(1,044,702)	(957,049)	(986,268)	(2,032,040)
Increase (decrease) in net assets derived from capital share transactions	(295,477)	1,118,850	(439,385)	75,428
Increase (decrease) in net assets	(366,445)	1,212,965	(918,752)	(62,322)
Net Assets
Beginning of period	5,411,669	4,198,704	9,652,991	9,715,313
End of period	$5,045,224	$5,411,669	$8,734,239	$9,652,991
Including undistributed net investment income	$2,410	$5,225	$5,373	$124

See Accompanying Notes to Financial Statements

	Balanced Fund
	Period ended June 30, 2008	Year ended December 31, 2007
Increase (Decrease) in Net Assets From Operations
Net investment income (loss)	$145,266	$159,712
Net realized gain (loss) on investments	(29,382)	2,264,497
Change in net unrealized appreciation (depreciation) of investments	(1,976,368)	(16,583)
Increase (decrease) in net assets resulting from operations	(1,860,484)	2,407,626
From Distributions to Shareholders
Class A:
Net investment income	-	(60,305)
Net capital gains	-	(257,090)
Return of capital	-	-
Class C:
Net investment income	-	(98,441)
Net capital gains	-	(1,575,640)
Return of capital	-	-
Class I:	N/A	N/A
Net investment income
Net capital gains
Return of capital
Decrease in net assets resulting from distributions	-	(1,991,476)
From Capital Share Transactions (Note 5)
Proceeds from shares sold	1,273,091	3,109,318
Proceeds from shares purchased by reinvestment of dividends	-	1,919,936
Cost of shares repurchased	(2,648,288)	(6,947,309)
Increase (decrease) in net assets derived from capital share transactions	(1,375,197)	(1,918,055)
Increase (decrease) in net assets	(3,235,681)	(1,501,905)
Net Assets
Beginning of period	40,878,075	42,379,980
End of period	$37,642,394	$40,878,075
Including undistributed net investment income	$146,232	$966

Pacific Advisors Fund Inc.

Statement of Changes in Net Assets (Unaudited)

	Growth Fund		Multi-Cap Value Fund
	Period ended June 30, 2008	Year ended December 31, 2007	Period ended June 30, 2008	Year ended December 31, 2007
Increase (Decrease) in Net Assets From Operations
Net investment income (loss)	$(44,453)	$(74,025)	$(141,134)	$(252,417)
Net realized gain (loss) on investments	(3,867)	166,994	(436,386)	675,172
Change in net unrealized appreciation (depreciation) of investments	(185,805)	589,694	711,887	(368,847)
Increase (decrease) in net assets resulting from operations	(234,125)	682,663	134,367	53,908
From Distributions to Shareholders
Class A:
Net investment income	-	-	-	-
Net capital gains	-	-	-	(224,954)
Return of capital	-	-	-	-
Class C:
Net investment income	-	-	-	-
Net capital gains	-	-	-	(312,723)
Return of capital	-	-	-	-
Class I:	N/A	N/A	N/A	N/A
Net investment income
Net capital gains
Return of capital
Decrease in net assets resulting from distributions	-	-	-	(537,677)
From Capital Share Transactions (Note 5)
Proceeds from shares sold	473,840	937,508	849,441	3,866,398
Proceeds from shares purchased by reinvestment of dividends	-	-	-	473,804
Cost of shares repurchased	(384,998)	(592,116)	(1,860,557)	(3,346,507)
Increase (decrease) in net assets derived from capital share transactions	88,842	345,392	(1,011,116)	993,695
Increase (decrease) in net assets	(145,283)	1,028,055	(876,749)	509,926
Net Assets
Beginning of period	4,985,316	3,957,261	14,808,715	14,298,789
End of period	$4,840,033	$4,985,316	$13,931,966	$14,808,715
Including undistributed net investment income	$-	$190	$-	$-

See Accompanying Notes to Financial Statements

	Small Cap Fund
	Period ended June 30, 2008	Year ended December 31, 2007
Increase (Decrease) in Net Assets From Operations
Net investment income (loss)	$(1,282,957)	$(2,716,898)
Net realized gain (loss) on investments	1,809,748	7,286,412
Change in net unrealized appreciation (depreciation) of investments	(7,983,998)	(2,577,891)
Increase (decrease) in net assets resulting from operations	(7,457,207)	1,991,623
From Distributions to Shareholders
Class A:
Net investment income	-	-
Net capital gains	-	(2,773,514)
Return of capital	-	-
Class C:
Net investment income	-	-
Net capital gains	-	(883,934)
Return of capital	-	-
Class I:
Net investment income	-	-
Net capital gains	-	(43,364)
Return of capital	-	-
Decrease in net assets resulting from distributions	-	(3,700,812)
From Capital Share Transactions (Note 5)
Proceeds from shares sold	29,018,879	95,922,956
Proceeds from shares purchased by reinvestment of dividends	-	3,400,967
Cost of shares repurchased	(27,595,967)	(31,263,386)
Increase (decrease) in net assets derived from capital share transactions	1,422,912	68,060,537
Increase (decrease) in net assets	(6,034,295)	66,351,348
Net Assets
Beginning of period	146,428,911	80,077,563
End of period	$140,394,616	$146,428,911
Including undistributed net investment income	$-	$-

Pacific Advisors Fund Inc.

Notes to Financial Statements (Unaudited)

June 30, 2008

Note 1. Organization

Pacific Advisors Fund Inc. (the "Company") is an open-end diversified investment management company registered under the Investment Company Act of 1940, as amended. The Company currently offers six Funds: Government Securities Fund, Income and Equity Fund, Balanced Fund, Growth Fund, Multi-Cap Value Fund and Small Cap Fund. Each Fund is a separate investment portfolio of the Company with a distinct investment objective, investment program, policies and restrictions.

The Government Securities Fund seeks to provide high current income, preservation of capital, and rising future income, consistent with prudent investment risk. The Income and Equity Fund seeks to provide current income and, secondarily, long-term capital appreciation. The Balanced Fund seeks to achieve long-term capital appreciation and income consistent with reduced market risk. The Growth Fund seeks to achieve long-term capital appreciation through investment in medium to large capitalization companies. The Multi-Cap Value Fund seeks long-term capital appreciation by investing in a diversified portfolio of large to small capitalization companies. The Small Cap Fund seeks to provide capital appreciation through investment in small capitalization companies.

In addition to Class A and Class C shares, the Small Cap Fund introduced Class I shares on October 9, 2006. Each class has equal rights as to assets and voting privileges except that Class A and Class C each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of each Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each Class of shares differs in its respective service and distribution expenses and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Note 2. Significant Accounting Policies

A. Security Valuation. Securities listed on a national securities exchange and certain over-the-counter ("OTC") issues traded on the NASDAQ national market system are valued at the last quoted sale price at the close of the New York Stock Exchange. OTC issues not quoted on the NASDAQ system, and other equity securities for which no sale price is available, are valued at the last bid price as obtained from published sources or real time quote services, where available, and otherwise from brokers who are market makers for such securities. Debt securities with a maturity less than 60 days are valued on an amortized cost basis, which approximates market value. Premium or discount on debt securities are amortized.

B. Security Transactions and Investment Income. Security transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and federal income tax purposes. Dividends are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

C. Dividends and Distributions to Shareholders. The Government Securities Fund and Income and Equity Fund declare and distribute dividends of their net investment income, if any, quarterly. The Balanced Fund, Growth Fund, Multi-Cap Value Fund and Small Cap Fund declare and distribute dividends of their net investment income, if any, annually. The Board of Directors will determine the amount and timing of such payments. Income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gain on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Funds.

D. Federal Income Tax. The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax position should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax Positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the fund's tax positions taken on federal income tax returns for all open tax years and for the period ended June 30, 2008 for purpose of implementing FIN 48, and has concluded that no provision for income tax is required in the Funds' financial statements. Tax years 2004, 2005 and 2006 are still subject to examination by major federal jurisdictions. Tax years 2003, 2004, 2005 and 2006 are still subject to examination by major state jurisdictions.

The Funds recoginize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Funds did not incur any interest or penalties.

E. Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements and footnotes. Actual results could differ from those estimates.

Pacific Advisors Fund Inc.

Notes to Financial Statements (Unaudited)

June 30, 2008

Note 3. Investment Management, Distributor and Other Related Party Transactions

The Company and the Funds have entered into investment management agreements ("Management Agreements") with Pacific Global Investment Management Company, Inc. ("Investment Manager").

The Management Agreements provide for investment management fees, payable monthly, and calculated at the maximum annual rate of 0.65% of average net assets for the Government Securities Fund, 0.75% of average net assets for the Income and Equity, Balanced, Growth and Small Cap Funds and 1.00% of average net assets for the Multi-Cap Value Fund.

In accordance with Expense Limitation Agreements with the Company, the Investment Manager will waive its respective management fees to the extent that the actual operating expenses of the following Funds exceed the following thresholds:

	Class A	Class C
Government Securities Fund	1.65%	2.40%
Income and Equity Fund	1.95%	2.70%
Growth Fund	2.65%	3.40%

For the Government Securities Fund and Growth Fund only, if net expenses exceed the above thresholds after waiver of the entire management fee, the transfer agent will waive its transfer agency fee to the extent necessary to reduce Class expenses to the above thresholds. These agreements may be terminated by either party upon 90 days prior written notice.

Pursuant to the Expense Limitation Agreements, providing for the voluntary waiver of fees and the assumption of expenses by the Investment Manager and Transfer Agent, the following amounts were waived for the six months ended June 30, 2008.

	Management Fees Waived	Transfer Agent Fees Waived
Government Securities Fund	$17,332	$20,340
Income and Equity Fund	32,309	-
Growth Fund	17,887	-

Effective 2004, the Investment Manager terminated all of its rights under the expense limitation agreements with respect to potential recoupment from the Funds of all management fees previously waived and all expenses previously reimbursed. In the future, the Investment Manager will not have any rights to recover fees it waives or expenses it may reimburse, with respect to any of the Funds.

For the six months ended June 30, 2008, Pacific Global Fund Distributors, Inc. ("PGFD"), the principal underwriter for the Company, received commissions on sales of capital stock, after deducting amounts allowed to authorized distributors as commissions. The amounts are as follows:

	Underwriting Fees Retained	Commissions Paid
Government Securities Fund	$40	$197
Income and Equity Fund	106	550
Balanced Fund	962	3,033
Growth Fund	1,283	1,080
Multi-Cap Value Fund	2,070	767
Small Cap Fund	23,822	1,749

PGFD is a wholly-owned subsidiary of the Investment Manager.

The Company and the Funds have entered into agreements with Pacific Global Investor Services, Inc. ("PGIS") to provide fund accounting services at the monthly fee of three basis points for the first one hundred million in net assets or a minimum of $1,500. In addition, agreements to provide transfer agent services has also been entered into at a rate of $21.00 per year per open account and $3.50 per year per closed account with minimum charges of $1,800 per month for A, C, and I share accounts. PGIS is a wholly-owned subsidiary of the Investment Manager.

Accounts payable to related parties consist of management fees payable to the Investment Manager and fund accounting and transfer agent fees payable to PGIS.

Pacific Advisors Fund Inc.

Notes to Financial Statements (Unaudited)

June 30, 2008

The Company has adopted a plan of distribution, whereby the Funds may pay a service fee to qualified recipients in an amount up to 0.25% per annum of each Fund's daily net assets for Class A shares and Class C shares. Under the plan of the distribution, the Funds may pay a distribution fee to qualified recipients in an amount up to 0.75% per annum of each Fund's daily net assets for Class C shares. The Company has not adopted a plan of distribution for Class I Shares.

For the six months ended June 30, 2008, total distribution and/or service (12b-1) fees were:

	Class A	Class C
Government Securities Fund	$4,570	$8,384
Income and Equity Fund	4,484	28,816
Balanced Fund	7,072	165,547
Growth Fund	3,666	9,535
Multi-Cap Value Fund	7,761	39,665
Small Cap Fund	125,860	142,198

Note 4. Purchase and Sales of Securities

The following summarizes purchases and sales of investment securities, other than short-term investments, and aggregate gross unrealized appreciation and depreciation on a tax basis by each Fund for the period ended and as of June 30, 2008. The difference between book basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

	Six months ended June 30, 2008		As of June 30, 2008
	Cost of Purchases	Proceeds From Sales	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Government Securities Fund	$5,471,188	$5,697,901	$127,487	$63,702	$63,785
Income and Equity Fund	1,912,911	2,218,189	559,781	547,033	12,748
Balanced Fund	7,605,349	8,129,738	9,616,701	1,434,206	8,182,495
Growth Fund	343,580	420,945	1,411,530	386,906	1,024,624
Multi-Cap Value Fund	812,859	1,323,617	3,930,834	1,637,268	2,293,566
Small Cap Fund	20,602,706	19,419,551	37,114,564	28,512,329	8,602,235

Note 5. Capital Share Transactions

A 2% redemption fee is assessed on shares of the Government Securities Fund or the Income and Equity Fund sold or exchanged within 30 days of purchase or shares of the Balanced Fund, Growth Fund, Multi-Cap Value Fund or the Small Cap Fund sold or exchanged within 180 days of purchase and is retained in each Fund. The redemption fees collected through June 30, 2008 are included in the dollar amount of shares sold in the table below. The amount of the increase is as follows:

	Class A	Class C
Government Securities Fund	$137	$-
Income and Equity Fund	400	-
Balanced Fund	153	1,122
Growth Fund	143	252
Multi-Cap Value Fund	3,200	74
Small Cap Fund	60,378	5,602

Pacific Advisors Fund Inc.

Notes to Financial Statements (Unaudited)

June 30, 2008

	Period ended June 30, 2008		Year ended December 31, 2007
	Shares	Amount	Shares	Amount
Government Securities Fund
Class A
Shares Sold	37,790	$355,265	163,051	$1,528,531
Reinvestment of Distributions	5,049	46,989	8,584	80,373
	42,839	402,254	171,635	1,608,904
Shares Repurchased	(92,933)	(870,103)	(33,468)	(314,347)
Net Increase (Decrease)	(50,094)	$(467,849)	138,167	$1,294,557
Class C
Shares Sold	34,488	$324,171	46,578	$435,534
Reinvestment of Distributions	2,445	22,800	3,361	31,461
	36,933	346,971	49,939	466,995
Shares Repurchased	(18,572)	(174,599)	(68,765)	(642,702)
Net Increase (Decrease)	18,361	$172,372	(18,826)	$(175,707)
	Period ended June 30, 2008		Year ended December 31, 2007
	Shares	Amount	Shares	Amount
Income and Equity Fund
Class A
Shares Sold	20,473	$215,523	60,553	$658,413
Reinvestment of Distributions	4,345	44,340	11,650	124,931
	24,818	259,863	72,203	783,344
Shares Repurchased	(45,803)	(475,677)	(96,993)	(1,049,702)
Net Decrease	(20,985)	$(215,814)	(24,790)	$(266,358)
Class C
Shares Sold	22,334	$222,915	109,926	$1,137,339
Reinvestment of Distributions	6,584	64,105	18,212	186,785
	28,918	287,020	128,138	1,324,124
Shares Repurchased	(51,538)	(510,591)	(94,474)	(982,339)
Net Increase (Decrease)	(22,620)	$(223,571)	33,664	$341,785

Pacific Advisors Fund Inc.

Notes to Financial Statements (Unaudited)

June 30, 2008

	Period ended June 30, 2008		Year ended December 31, 2007
	Shares	Amount	Shares	Amount
Balanced Fund
Class A
Shares Sold	16,007	$289,917	32,289	$623,990
Reinvestment of Distributions	-	-	14,146	263,676
	16,007	289,917	46,435	887,666
Shares Repurchased	(31,749)	(578,707)	(96,265)	(1,824,757)
Net Decrease	(15,742)	$(288,790)	(49,830)	$(937,091)
Class C
Shares Sold	56,668	$983,174	134,797	$2,485,328
Reinvestment of Distributions	-	-	92,322	1,656,260
	56,668	983,174	227,119	4,141,588
Shares Repurchased	(119,591)	(2,069,581)	(275,386)	(5,122,552)
Net Decrease	(62,923)	$(1,086,407)	(48,267)	$(980,964)
	Period ended June 30, 2008		Year ended December 31, 2007
	Shares	Amount	Shares	Amount
Growth Fund
Class A
Shares Sold	38,481	$387,854	68,124	$701,434
Reinvestment of Distributions	-	-	-	-
	38,481	387,854	68,124	701,434
Shares Repurchased	(14,023)	(145,428)	(29,369)	(293,987)
Net Increase	24,458	$242,426	38,755	$407,447
Class C
Shares Sold	9,172	$85,986	24,536	$236,074
Reinvestment of Distributions	-	-	-	-
	9,172	85,986	24,536	236,074
Shares Repurchased	(25,460)	(239,570)	(31,524)	(298,129)
Net Decrease	(16,288)	$(153,584)	(6,988)	$(62,055)

Pacific Advisors Fund Inc.

Notes to Financial Statements (Unaudited)

June 30, 2008

	Period ended June 30, 2008		Year ended December 31, 2007
	Shares	Amount	Shares	Amount
Multi-Cap Value Fund
Class A
Shares Sold	42,004	$515,957	220,221	$2,901,090
Reinvestment of Distributions	-	-	12,920	162,400
	42,004	515,957	233,141	3,063,490
Shares Repurchased	(67,776)	(854,551)	(67,903)	(876,332)
Net Increase (Decrease)	(25,772)	$(338,594)	165,238	$2,187,158
Class C
Shares Sold	28,016	$333,484	76,944	$965,308
Reinvestment of Distributions	-	-	26,015	311,404
	28,016	333,484	102,959	1,276,712
Shares Repurchased	(87,347)	(1,006,006)	(200,060)	(2,470,175)
Net Decrease	(59,331)	$(672,522)	(97,101)	$(1,193,463)
	Period ended June 30, 2008		Year ended December 31, 2007
	Shares	Amount	Shares	Amount
Small Cap Fund
Class A
Shares Sold	781,611	$26,625,124	2,032,983	$75,193,952
Reinvestment of Distributions	-	-	72,726	2,547,593
	781,611	26,625,124	2,105,709	77,741,545
Shares Repurchased	(721,979)	(23,384,455)	(722,654)	(26,460,931)
Net Increase	59,632	$3,240,669	1,383,055	$51,280,614
Class C
Shares Sold	79,839	$2,393,755	572,876	$18,729,004
Reinvestment of Distributions	-	-	26,129	810,010
	79,839	2,393,755	599,005	19,539,014
Shares Repurchased	(145,644)	(4,211,512)	(148,127)	(4,802,455)
Net Increase (Decrease)	(65,805)	$(1,817,757)	450,878	$14,736,559
Class I
Shares Sold	-	$-	49,437	$2,000,000
Reinvestment of Distributions	-	-	1,146	43,364
	-	-	50,583	2,043,364
Shares Repurchased	-	-	-	-
Net Increase	-	$-	50,583	$2,043,364

Pacific Advisors Fund Inc.

Notes to Financial Statements (Unaudited)

June 30, 2008

Note 6. Bank Borrowings

Each Fund may borrow up to 15% of its total assets. Each Fund will not borrow money except temporarily from banks to facilitate redemption requests that might otherwise require untimely disposition of portfolio securities. No securities will be purchased for a Fund when borrowed money exceeds 5% of the Fund's total assets. Each Fund has the ability to borrow, from UMB Bank, n.a., on an unsecured basis, at 1.5% over the Federal Funds rate. As of June 30, 2008, the Small Cap Fund and Multi-Cap Value Fund were paying interest at 3.57% per annum on its outstanding borrowings. No compensating balances are required.

Note 7. Disclosure of Fair Value Measurements

Statement of Financial Accounting Standards No. 157, Fair Value Measurement is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. FAS 157 requires the fund to classify its assets based on valuation method, using three levels. Level 1 investment securities are valued based on quoted prices in active markets for identical securities. Level 2 investment securities are valued based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 investment securities are valued using significant unobservable inputs that reflect the Fund's own assumptions in determining the fair value of investments. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund's investment securities as of June 30, 2008:

	Government Securities Fund	Income and Equity Fund	Balanced Fund	Growth Fund	Multi-Cap Value Fund	Small Cap Fund
Level 1 - Quoted Prices	$643,220	$3,153,188	$25,747,015	$4,598,697	$15,179,140	$149,094,235
Level 2 - Other significant observable inputs	4,360,410	5,481,851	11,977,632	244,150	-	-
Level 3 - Significant unobservable inputs	-	-	-	-	-	-
Total	$5,003,630	$8,635,039	$37,724,647	$4,842,847	$15,179,140	$149,094,235

No Fund had Level 3 holdings at both the beginning and the end of the reporting period.

Pacific Advisors Fund Inc.

Financial Highlights (Unaudited)

(For a share outstanding throughout the period)

	Government Securities Fund
	Class A
	For the six months ended		For the year ended December 31,
	June 30, 2008		2007	2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of period	$9.42		$9.24	$9.27	$9.51	$9.68	$10.20
Income from investing operations
Net investment income	0.17		0.29	0.23	0.28	0.23	0.35
Net realized and unrealized gains (losses) on securities	(0.13)		0.22	0.05	(0.18)	(0.20)	(0.57)
Total from investment operations	0.04		0.51	0.28	0.10	0.03	(0.22)
Less distributions
From net investment income	(0.16)		(0.33)	(0.31)	(0.34)	(0.20)	(0.30)
From net capital gains	-		-	-	-	-	-
Total distributions	(0.16)		(0.33)	(0.31)	(0.34)	(0.20)	(0.30)
Net asset value, end of period	$9.30		$9.42	$9.24	$9.27	$9.51	$9.68
Total Investment Return (a)	0.41	%(b)	5.54%	3.14%	1.08%	0.26%	(2.20)%
Ratios/Supplemental Data
Net assets, end of period (000's)	$3,303		$3,817	$2,467	$2,219	$2,488	$3,025
Ratio of net investment income to average net assets
With expense reductions	3.43	%(c)	3.57%	2.70%	2.68%	1.89%	2.88%
Without expense reductions	2.01	%(c)	2.21%	2.04%	2.03%	1.23%	2.33%
Ratio of expenses to average net assets
With expense reductions	1.64	%(c)	1.62%	2.51%	2.26%	1.81%	1.65%
Without expense reductions	3.05	%(c)	2.98%	3.17%	2.91%	2.46%	2.20%
Fund portfolio turnover rate	211.34	%(c)	58.55%	16.27%	88.26%	402.70%	206.55%
	Class C
	For the six months ended		For the year ended December 31,
	June 30, 2008		2007	2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of period	$9.45		$9.23	$9.13	$9.27	$9.43	$9.95
Income from investing operations
Net investment income	0.14		0.25	0.08	0.14	0.09	0.21
Net realized and unrealized gains (losses) on securities	(0.13)		0.18	0.14	(0.11)	(0.14)	(0.50)
Total from investment operations	0.01		0.43	0.22	0.03	(0.05)	(0.29)
Less distributions
From net investment income	(0.15)		(0.21)	(0.12)	(0.17)	(0.11)	(0.23)
From net capital gains	-		-	-	-	-	-
Total distributions	(0.15)		(0.21)	(0.12)	(0.17)	(0.11)	(0.23)
Net asset value, end of period	$9.31		$9.45	$9.23	$9.13	$9.27	$9.43
Total Investment Return	0.05	%(b)	4.73%	2.47%	0.28%	(0.50)%	(2.98)%
Ratios/Supplemental Data
Net assets, end of period (000's)	$1,742		$1,595	$1,731	$3,780	$7,424	$11,423
Ratio of net investment income to average net assets
With expense reductions	2.69	%(c)	2.77%	1.97%	2.03%	1.10%	2.23%
Without expense reductions	1.27	%(c)	1.41%	1.32%	1.38%	0.45%	1.67%
Ratio of expenses to average net assets
With expense reductions	2.39	%(c)	2.40%	3.21%	2.90%	2.57%	2.39%
Without expense reductions	3.80	%(c)	3.76%	3.86%	3.55%	3.22%	2.95%
Fund portfolio turnover rate	211.34	%(c)	58.55%	16.27%	88.26%	402.70%	206.55%

(a)  The Fund's maximum sales charge is not included in the total return computation

(b)  Not annualized

(c)  Annualized

See Accompanying Notes to Financial Statements

Pacific Advisors Fund Inc.

Financial Highlights (Unaudited)

(For a share outstanding throughout the period)

	Income and Equity Fund
	Class A
	For the six months ended		For the year ended December 31,
	June 30, 2008		2007	2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of period	$10.61		$10.74	$10.19	$10.46	$10.33	$9.91
Income from investing operations
Net investment income	0.17		0.31	0.20	0.20	0.07	0.33
Net realized and unrealized gains (losses) on securities	(0.55)		(0.05)	0.53	(0.20)	0.29	0.31
Total from investment operations	(0.38)		0.26	0.73	-	0.36	0.64
Less distributions
From net investment income	(0.15)		(0.28)	(0.18)	(0.26)	(0.21)	(0.20)
From net capital gains	-		(0.11)	-	(0.01)	(0.02)	-
From return of capital	-		-	-	-	-	(0.02)
Total distributions	(0.15)		(0.39)	(0.18)	(0.27)	(0.23)	(0.22)
Net asset value, end of period	$10.08		$10.61	$10.74	$10.19	$10.46	$10.33
Total Investment Return (a)	(3.60	)%(b)	2.39%	7.25%	0.01%	3.51%	6.63%
Ratios/Supplemental Data
Net assets, end of period (000's)	$3,268		$3,663	$3,973	$4,436	$3,611	$1,835
Ratio of net investment income to average net assets
With expense reductions	3.08	%(c)	2.78%	1.74%	2.33%	2.18%	2.92%
Without expense reductions	2.38	%(c)	2.16%	0.99%	1.65%	1.49%	1.84%
Ratio of expenses to average net assets
With expense reductions	1.94	%(c)	1.95%	2.06%	1.93%	1.94%	1.85%
Without expense reductions	2.63	%(c)	2.57%	2.80%	2.60%	2.63%	2.94%
Fund portfolio turnover rate	44.22	%(c)	45.58%	23.43%	39.57%	40.48%	71.02%
	Class C
	For the six months ended		For the year ended December 31,
	June 30, 2008		2007	2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of period	$10.14		$10.31	$9.80	$10.02	$9.90	$9.60
Income from investing operations
Net investment income	0.12		0.22	0.08	0.15	0.16	0.24
Net realized and unrealized gains (losses) on securities	(0.52)		(0.05)	0.54	(0.22)	0.11	0.32
Total from investment operations	(0.40)		0.17	0.62	(0.07)	0.27	0.56
Less distributions
From net investment income	(0.12)		(0.23)	(0.11)	(0.14)	(0.13)	(0.26)
From net capital gains	-		(0.11)	-	(0.01)	(0.02)	-
From return of capital	-		-	-	-	-	-
Total distributions	(0.12)		(0.34)	(0.11)	(0.15)	(0.15)	(0.26)
Net asset value, end of period	$9.62		$10.14	$10.31	$9.80	$10.02	$9.90
Total Investment Return	(3.98	)%(b)	1.63%	6.40%	(0.67)%	2.74%	5.88%
Ratios/Supplemental Data
Net assets, end of period (000's)	$5,466		$5,990	$5,743	$7,265	$7,738	$5,416
Ratio of net investment income to average net assets
With expense reductions	2.34	%(c)	2.06%	1.04%	1.57%	1.38%	2.10%
Without expense reductions	1.64	%(c)	1.43%	0.28%	0.90%	0.70%	1.03%
Ratio of expenses to average net assets
With expense reductions	2.69	%(c)	2.70%	2.81%	2.70%	2.69%	2.60%
Without expense reductions	3.38	%(c)	3.32%	3.56%	3.37%	3.37%	3.67%
Fund portfolio turnover rate	44.22	%(c)	45.58%	23.43%	39.57%	40.48%	71.02%

(a)  The Fund's maximum sales charge is not included in the total return computation

(b)  Not annualized

(c)  Annualized

See Accompanying Notes to Financial Statements

Pacific Advisors Fund Inc.

Financial Highlights (Unaudited)

(For a share outstanding throughout the period)

	Balanced Fund
	Class A
	For the six months ended		For the year ended December 31,
	June 30, 2008		2007	2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of period	$18.58		$18.42	$17.39	$16.57	$15.88	$13.69
Income from investing operations
Net investment income	0.14		0.24	0.07	0.16	0.12	0.21
Net realized and unrealized gains (losses) on securities	(0.94)		0.97	1.40	0.82	0.75	2.34
Total from investment operations	(0.80)		1.21	1.47	0.98	0.87	2.55
Less distributions
From net investment income	-		(0.20)	-	(0.11)	(0.13)	(0.16)
From net capital gains	-		(0.85)	(0.44)	(0.01)	(0.05)	(0.18)
From return of capital	-		-	-	(0.04)	-	(0.02)
Total distributions	-		(1.05)	(0.44)	(0.16)	(0.18)	(0.36)
Net asset value, end of period	$17.78		$18.58	$18.42	$17.39	$16.57	$15.88
Total Investment Return (a)	(4.31	)%(b)	6.53%	8.47%	5.90%	5.50%	18.63%
Ratios/Supplemental Data
Net assets, end of period (000's)	$5,383		$5,918	$6,787	$6,323	$5,863	$4,739
Ratio of net investment income to average net assets	1.39	%(c)	1.02%	0.43%	0.97%	0.98%	1.44%
Ratio of expenses to average net assets	2.20	%(c)	2.21%	2.54%	2.53%	2.67%	2.86%
Fund portfolio turnover rate	41.36	%(c)	43.52%	15.50%	25.47%	39.60%	58.73%
	Class C
	For the six months ended		For the year ended December 31,
	June 30, 2008		2007	2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of period	$17.88		$17.77	$16.92	$16.13	$15.49	$13.40
Income from investing operations
Net investment income	0.05		0.05	(0.06)	0.03	0.04	0.09
Net realized and unrealized gains (losses) on securities	(0.88)		0.96	1.35	0.80	0.68	2.26
Total from investment operations	(0.83)		1.01	1.29	0.83	0.72	2.35
Less distributions
From net investment income	(0.05)		(0.05)	-	(0.02)	(0.03)	(0.06)
From net capital gains	-		(0.85)	(0.44)	(0.01)	(0.05)	(0.18)
From return of capital	-		-	-	(0.01)	-	(0.02)
Total distributions	(0.05)		(0.90)	(0.44)	(0.04)	(0.08)	(0.26)
Net asset value, end of period	$17.00		$17.88	$17.77	$16.92	$16.13	$15.49
Total Investment Return	(4.64	)%(b)	5.67%	7.65%	5.16%	4.62%	17.58%
Ratios/Supplemental Data
Net assets, end of period (000's)	$32,259		$34,960	$35,593	$33,185	$29,304	$23,353
Ratio of net investment income to average net assets	0.64	%(c)	0.27%	(0.33)%	0.19%	0.21%	0.67%
Ratio of expenses to average net assets	2.95	%(c)	2.97%	3.30%	3.30%	3.44%	3.66%
Fund portfolio turnover rate	41.36	%(c)	43.52%	15.50%	25.47%	39.60%	58.73%

(a)  The Fund's maximum sales charge is not included in the total return computation

(b)  Not annualized

(c)  Annualized

See Accompanying Notes to Financial Statements

Pacific Advisors Fund Inc.

Financial Highlights (Unaudited)

(For a share outstanding throughout the period)

	Growth Fund
	Class A
	For the six months ended		For the year ended December 31,
	June 30, 2008		2007	2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of period	$10.83		$9.21	$8.54	$8.22	$7.14	$5.48
Income from investing operations
Net investment income (expense)	(0.04)		(0.07)	(0.04)	(0.01)	0.02	(0.07)
Net realized and unrealized gains (losses) on securities	(0.47)		1.69	0.71	0.33	1.06	1.73
Total from investment operations	(0.51)		1.62	0.67	0.32	1.08	1.66
Less distributions
From net investment income	-		-	-	-	-	-
From net capital gains	-		-	-	-	-	-
Total distributions	-		-	-	-	-	-
Net asset value, end of period	$10.32		$10.83	$9.21	$8.54	$8.22	$7.14
Total Investment Return (a)	(4.71	)%(b)	17.59%	7.85%	3.89%	15.13%	30.29%
Ratios/Supplemental Data
Net assets, end of period (000's)	$3,005		$2,889	$2,101	$1,650	$1,155	$669
Ratio of net investment income to average net assets
With expense reductions	(1.54	)%(c)	(1.33)%	(1.11)%	(1.37)%	(1.51)%	(1.69)%
Without expense reductions	(2.28	)%(c)	(1.85)%	(2.14)%	(3.06)%	(4.98)%	(7.44)%
Ratio of expenses to average net assets
With expense reductions	2.65	%(c)	2.65%	2.64%	2.63%	2.83%	2.48%
Without expense reductions	3.39	%(c)	3.17%	3.68%	4.32%	6.30%	8.23%
Fund portfolio turnover rate	14.76	%(c)	14.12%	22.80%	30.54%	12.96%	34.58%
	Class C
	For the six months ended		For the year ended December 31,
	June 30, 2008		2007	2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of period	$10.03		$8.59	$8.02	$7.79	$6.83	$5.33
Income from investing operations
Net investment income (expense)	(0.17)		(0.21)	(0.12)	0.37	0.22	(0.16)
Net realized and unrealized gains (losses) on securities	(0.34)		1.65	0.69	(0.14)	0.74	1.66
Total from investment operations	(0.51)		1.44	0.57	0.23	0.96	1.50
Less distributions
From net investment income	-		-	-	-	-	-
From net capital gains	-		-	-	-	-	-
Total distributions	-		-	-	-	-	-
Net asset value, end of period	$9.52		$10.03	$8.59	$8.02	$7.79	$6.83
Total Investment Return	(5.08	)%(b)	16.76%	7.11%	2.95%	14.06%	28.14%
Ratios/Supplemental Data
Net assets, end of period (000's)	$1,835		$2,096	$1,856	$1,532	$445	$251
Ratio of net investment income to average net assets
With expense reductions	(2.29	)%(c)	(2.07)%	(1.87)%	(2.13)%	(2.27)%	(2.47)%
Without expense reductions	(3.03	)%(c)	(2.60)%	(2.91)%	(3.83)%	5.61%	(8.18)%
Ratio of expenses to average net assets
With expense reductions	3.40	%(c)	3.40%	3.40%	3.40%	3.54%	3.25%
Without expense reductions	4.14	%(c)	3.93%	4.44%	5.11%	6.88%	8.96%
Fund portfolio turnover rate	14.76	%(c)	14.12%	22.80%	30.54%	12.96%	34.58%

(a)  The Fund's maximum sales charge is not included in the total return computation

(b)  Not annualized

(c)  Annualized

See Accompanying Notes to Financial Statements

Pacific Advisors Fund Inc.

Financial Highlights (Unaudited)

(For a share outstanding throughout the period)

	Multi-Cap Value Fund
	Class A
	For the six months ended		For the year ended December 31,
	June 30, 2008		2007	2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of period	$12.50		$12.77	$12.27	$11.77	$11.46	$7.95
Income from investing operations
Net investment income (expense)	(0.12)		0.01	(0.09)	(0.14)	(0.03)	(0.09)
Net realized and unrealized gains (losses) on securities	0.29		0.17	1.68	1.29	0.70	3.60
Total from investment operations	0.17		0.18	1.59	1.15	0.67	3.51
Less distributions
From net investment income	-		-	-	-	-	-
From net capital gains	-		(0.45)	(1.09)	(0.65)	(0.36)	-
Total distributions	-		(0.45)	(1.09)	(0.65)	(0.36)	-
Net asset value, end of period	$12.67		$12.50	$12.77	$12.27	$11.77	$11.46
Total Investment Return (a)	1.36	%(b)	1.40%	12.91%	9.71%	5.84%	44.15%
Ratios/Supplemental Data
Net assets, end of period (000's)	$6,073		$6,315	$4,341	$3,073	$2,313	$1,180
Ratio of net investment income to average net assets
With expense reductions	(1.58	)%(c)	(1.21)%	(1.66)%	(1.70)%	(1.15)%	(1.67)%
Without expense reductions	(1.58	)%(c)	(1.21)%	(1.66)%	(1.73)%	(1.15)%	(3.14)%
Ratio of expenses to average net assets
With expense reductions	3.02	%(c)	2.82%	3.02%	3.05%	2.63%	2.49%
Without expense reductions	3.02	%(c)	2.82%	3.02%	3.08%	3.07%	3.96%
Fund portfolio turnover rate	10.74	%(c)	52.71%	46.97%	48.97%	49.30%	20.16%
	Class C
	For the six months ended		For the year ended December 31,
	June 30, 2008		2007	2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of period	$11.90		$12.28	$11.93	$11.54	$11.33	$7.91
Income from investing operations
Net investment income (expense)	(0.23)		(0.36)	(0.18)	(0.19)	(0.10)	0.32
Net realized and unrealized gains (losses) on securities	0.34		0.43	1.62	1.23	0.67	3.10
Total from investment operations	0.11		0.07	1.44	1.04	0.57	3.42
Less distributions
From net investment income	-		-	-	-	-	-
From net capital gains	-		(0.45)	(1.09)	(0.65)	(0.36)	-
Total distributions	-		(0.45)	(1.09)	(0.65)	(0.36)	-
Net asset value, end of period	$12.01		$11.90	$12.28	$11.93	$11.54	$11.33
Total Investment Return	0.92	%(b)	0.57%	12.02%	8.94%	5.02%	43.24%
Ratios/Supplemental Data
Net assets, end of period (000's)	$7,859		$8,494	$9,958	$7,894	$6,122	$3,537
Ratio of net investment income to average net assets
With expense reductions	(2.33	)%(c)	(1.93)%	(2.43)%	(2.46)%	(1.94)%	(2.41)%
Without expense reductions	(2.33	)%(c)	(1.93)%	(2.43)%	(2.49)%	(2.37)%	(3.90)%
Ratio of expenses to average net assets
With expense reductions	3.77	%(c)	3.56%	3.79%	3.82%	3.40%	3.24%
Without expense reductions	3.77	%(c)	3.56%	3.79%	3.84%	3.83%	4.74%
Fund portfolio turnover rate	10.74	%(c)	52.71%	46.97%	48.97%	49.30%	20.16%

(a)  The Fund's maximum sales charge is not included in the total return computation

(b)  Not annualized

(c)  Annualized

See Accompanying Notes to Financial Statements

Pacific Advisors Fund Inc.

Financial Highlights (Unaudited)

(For a share outstanding throughout the period)

	Small Cap Fund
	Class A
	For the six months ended		For the year ended December 31,
	June 30, 2008		2007	2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of period	$34.70		$33.52	$25.73	$25.47	$18.77	$10.32
Income from investing operations
Net investment income (expense)	(0.24)		0.27	2.71	(1.15)	0.73	(0.37)
Net realized and unrealized gains (losses) on securities	(1.17)		1.78	6.29	3.38	6.14	8.95
Total from investment operations	(1.41)		2.05	9.00	2.23	6.87	8.58
Less distributions
From net investment income	-		-	-	-	-	-
From net capital gains	-		(0.87)	(1.21)	(1.97)	(0.17)	(0.13)
Total distributions	-		(0.87)	(1.21)	(1.97)	(0.17)	(0.13)
Net asset value, end of period	$33.29		$34.70	$33.52	$25.73	$25.47	$18.77
Total Investment Return (a)	(4.06	)%(b)	6.10%	35.05%	8.64%	36.60%	83.21%
Ratios/Supplemental Data
Net assets, end of period (000's)	$110,323		$112,938	$62,735	$15,884	$17,376	$8,961
Ratio of net investment income to average net assets	(1.80	)%(c)	(1.94)%	(2.40)%	(3.14)%	(3.08)%	(4.06)%
Ratio of expenses to average net assets	2.32	%(c)	2.34%	2.78%	3.36%	3.32%	4.44%
Fund portfolio turnover rate	27.68	%(c)	15.02%	19.74%	20.73%	7.23%	39.95%
	Class C
	For the six months ended		For the year ended December 31,
	June 30, 2008		2007	2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of period	$30.70		$30.00	$23.32	$23.44	$17.41	$9.65
Income from investing operations
Net investment income (expense)	(0.48)		(0.21)	0.83	(0.56)	0.66	0.04
Net realized and unrealized gains (losses) on securities	(0.89)		1.78	7.06	2.41	5.54	7.85
Total from investment operations	(1.37)		1.57	7.89	1.85	6.20	7.89
Less distributions
From net investment income	-		-	-	-	-	-
From net capital gains	-		(0.87)	(1.21)	(1.97)	(0.17)	(0.13)
Total distributions	-		(0.87)	(1.21)	(1.97)	(0.13)	(0.01)
Net asset value, end of period	$29.33		$30.70	$30.00	$23.32	$23.44	$17.41
Total Investment Return	(4.46	)%(b)	5.22%	33.91%	7.76%	35.62%	81.83%
Ratios/Supplemental Data
Net assets, end of period (000's)	$28,246		$31,589	$17,337	$4,602	$3,848	$1,274
Ratio of net investment income to average net assets	(2.55	)%(c)	(2.69)%	(3.15)%	(3.95)%	(3.85)%	(4.88)%
Ratio of expenses to average net assets	3.07	%(c)	3.09%	3.54%	4.19%	4.10%	5.26%
Fund portfolio turnover rate	27.68	%(c)	15.02%	19.74%	20.73%	7.23%	39.95%

(a)  The Fund's maximum sales charge is not included in the total return computation

(b)  Not annualized

(c)  Annualized

See Accompanying Notes to Financial Statements

Pacific Advisors Fund Inc.

Financial Highlights (Unaudited)

(For a share outstanding throughout the period)

	Small Cap Fund
	Class I
	For the six months ended June 30, 2008		For the year ended December 31, 2007	October 31, 2006(d) to December 31, 2006
Per Share Operating Performance
Net asset value, beginning of period	$37.50		$36.13	$35.00
Income from investing operations
Net investment income (expense)	(0.28)		(0.33)	0.45
Net realized and unrealized gains (losses) on securities	(1.23)		2.57	1.89
Total from investment operations	(1.51)		2.24	2.34
Less distributions
From net investment income	-		-	-
From net capital gains	-		(0.87)	(1.21)
Total distributions	-		(0.87)	(1.21)
Net asset value, end of period	$35.99		$37.50	$36.13
Total Investment Return	(4.03	)%(b)	6.19%	6.74	%(b)
Ratios/Supplemental Data
Net assets, end of period (000's)	$1,826		$1,902	$5
Ratio of net investment income to average net assets	(1.55	)%(c)	(1.72)%	(2.48	)%(c)
Ratio of expenses to average net assets	2.07	%(c)	2.10%	2.74	%(c)
Fund portfolio turnover rate	27.68	%(c)	15.02%	19.74	%(c)

(b)  Not annualized

(c)  Annualized

(d)  Commencement of operations

See Accompanying Notes to Financial Statements

Pacific Advisors Fund Inc.

Directors and Officers

Name, Address and Age	Position(s) Held with the Company	Term of Offices and Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Victoria L. Breen (57) 603 West Ojai Avenue Ojai, CA 93023	Director and Assistant Secretary	Since 1992	1992 - Present: Assistant Secretary and Director Pacific Global Investment Management Company
1994 - Present: Agent, Transamerica Life Companies; Registered Principal, Transamerica Financial Advisors, Inc.
			1986 - Present: President, Derby & Derby, Inc. (Financial Services Company)	6 Pacific Advisors Mutual Funds	None

Thomas M. Brinker (74) 1 North Ormond Avenue Havertown, PA 19083	Director	Since 1992	2007 - Present: Retired
1970 - 2007: Registered Representative, Transamerica Financial Advisors, Inc.
			1970 - 2007: President, Fringe Benefits, Inc. and Financial Foresight, Ltd. d/b/a The Brinker Organization (Financial Services Companies)	6 Pacific Advisors Mutual Funds	None

Thomas H. Hanson (58) 101 N. Brand Blvd. Suite 1950 Glendale, CA 91203	Vice President	Since 1992	1992 - Present: Executive Vice President and Director, Pacific Global Investment Management Company; President and Director; Pacific Global Fund Distributors, Inc.; Director, Pacific Global Investor Services, Inc.
2001 - Present: Vice President, Pacific Global Investor Services, Inc.
1993 - Present: Owner, Director, Chairman, President, and CEO of TriVest Capital Management, Inc.
			1992 - 2006: Secretary, Pacific Global Fund Inc. d/b/a Pacific Advisors Fund Inc.	6 Pacific Advisors Mutual Funds	None

Pacific Advisors Fund Inc.

Directors and Officers

Name, Address and Age	Position(s) Held with the Company	Term of Offices and Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Catherine L. Henning (30) 101 N. Brand Blvd. Suite 1950 Glendale, CA 91203	Secretary	Since 2006	2007 - Present: Vice President, Pacific Global Investment Management Company
2006 - Present: Secretary, Pacific Global Fund Distributors, Inc. and Pacific Global Investor Services, Inc.
2004 - Present: Secretary, Pacific Global Investment Management Company; Chief Compliance Officer, Pacific Global Fund Distributors, Inc.
2001 - Present: Director of Private Client Services, Pacific Global Investment Management Company
2004 - 2006: Assistant Secretary, Pacific Global Fund Inc. d/b/a Pacific Advisors Fund Inc.
2002 - 2006: Assistant Secretary, Pacific Global Fund Distributors, Inc. and Pacific Global Investor Services, Inc.
			2002 - 2004: Assistant Secretary, Pacific Global Investment Management Company	6 Pacific Advisors Mutual Funds	None

George A. Henning (61) 101 N. Brand Blvd. Suite 1950 Glendale, CA 91203	President and Chairman	Since 1992	1991 - Present: Chairman, President, and Director, Pacific Global Investment Management Company; Chairman and Director, Pacific Global Fund Distributors, Inc.; Chairman and Director, Pacific Global Investor Services, Inc.
			1992 - 2006: Secretary, Pacific Global Fund Distributors, Inc. and Pacific Global Investor Services, Inc.	6 Pacific Advisors Mutual Funds	None

Pacific Advisors Fund Inc.

Directors and Officers

Name, Address and Age	Position(s) Held with the Company	Term of Offices and Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Barbara A. Kelley (54) 101 N. Brand Blvd. Suite 1950 Glendale, CA 91203	Vice President, Chief Compliance Officer and Treasurer	Since 2001	2004 - Present: Chief Compliance Officer, Pacific Advisors Fund Inc. and Pacific Global Investment Management Company
2001 - Present: Executive Vice President, Pacific Global Investment Management Company; Director, Pacific Global Fund Distributors, Inc.; President, Pacific Global Investor Services, Inc.
1999 - Present: Director, Pacific Global Investment Management Company
			2001 - 2007: Treasurer, Pacific Global Investment Management Company, Pacific Global Fund Distributors, Inc. and Pacific Global Investor Services, Inc.	6 Pacific Advisors Mutual Funds	None

L. Michael Haller (64) 5924 Colodny Agoura, CA 91301	Director	Since 1992	2008 - Present: Chairman, Kapitall (Software Development company)
2007 - Present: President, Bionic Games, Inc. (Game Software Development Company)
2004 - Present: Consultant
2002 - Present: President, High Impact Games, Inc. (Game Software Development Company)
1970 - Present: Owner, Asahi Broadcasting Entertainment (Game Software Development Company)
			2002 - 2003: Executive Vice President, Sammy Studios, Inc. (Entertainment Company)	6 Pacific Advisors Mutual Funds	None

Pacific Advisors Fund Inc.

Directors and Officers

Name, Address and Age	Position(s) Held with the Company	Term of Offices and Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Takashi Makinodan, PhD (83) 1506 S. Bentley Avenue PH #5 Los Angeles, CA 90025	Director	Since 1995	2007 - Present: Retired
1992 - 2007: Director, Medical Treatment Effectiveness Program (MEDTEP), Center on Asian and Pacific Islanders
			1991 - 2007: Associate Director of Research, Geriatric Research Education Clinic Center, VA Medical Center	6 Pacific Advisors Mutual Fund	None

Gerald E. Miller (78) 5262 Bridgetown Place Westlake Village, CA 91362	Director	Since 1992	1992 - Present: Retired	6 Pacific Advisors Mutual Funds	None

Araceli Olea (35) 101 N. Brand Blvd. Suite 1950 Glendale, CA 91203	Assistant Secretary	Since 2008	1997 - Present: Shareholder Services Manager, Pacific Global Investor Services, Inc.	6 Pacific Advisors Mutual Funds	None

Louise K. Taylor, PhD (61) 325 East Huntington Dr. Monrovia, CA 91016	Director	Since 1992	1991 - Present: Superintendent, Monrovia Unified School District	6 Pacific Advisors Mutual Funds	None

Jingjing Yan (34) 101 N. Brand Blvd. Suite 1950 Glendale, CA 91203	Assistant Treasurer	Since 2005	2007 - Present: Treasurer, Pacific Global Investment Management Company, Pacific Global Fund Distributors, Inc. and Pacific Global Investor Services, Inc.
2001 - 2007: Fund Accounting Manager, Pacific Global Investor Services, Inc.
			2005 - 2007: Assistant Treasurer, Pacific Global Investment Management Company, Pacific Global Fund Distributors, Inc. and Pacific Global Investor Services, Inc.	6 Pacific Advisors Mutual Funds	None

The Fund's Statement of Additional Information contains additional information about the Fund's Directors and Officers and is available without charge upon request by calling (800) 989-6693.

Each director is elected to serve until the next annual shareholders meeting and until his or her successor is elected or appointed. The Company does not hold regular annual shareholders meetings to elect Directors. Vacancies on the Board can be filled by the action of a majority of the Directors, provided that at least two-thirds of the Directors have been elected by the shareholders. Certain Directors are considered "interested persons" of the Company as defined in the 1940 Act. All directors oversee all six Funds of the Company.

Pacific Advisors Fund Inc.

notes

Pacific Advisors Fund Inc.

Directors

George A. Henning, Chairman
Victoria L. Breen
Thomas M. Brinker
L. Michael Haller, III
Takashi Makinodan, Ph.D.
Gerald E. Miller
Louise K. Taylor, Ph.D.

Officers

George A. Henning, President
Thomas H. Hanson, Vice President
Catherine L. Henning, Secretary
Victoria L. Breen, Assistant Secretary
Araceli Olea, Assistant Secretary
Barbara A. Kelley, Treasurer
Jingjing Yan, Assistant Treasurer

Investment Manager

Pacific Global Investment Management Company
101 North Brand Blvd., Suite 1950
Glendale, California 91203

Transfer Agent and Administrator

Pacific Global Investor Services, Inc.
101 North Brand Blvd., Suite 1950
Glendale, California 91203

Distributor

Pacific Global Fund Distributors, Inc.
101 North Brand Blvd., Suite 1950
Glendale, California 91203
(800) 989-6693

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (800) SEC-0330.

The Fund's complete schedule of portfolio holdings for each fiscal quarter is posted on the Fund's Web site at www.PacificAdvisorsFund.com and is available without charge, upon request by calling (800) 989-6693. Documents will be sent within 3 business days of receipt of your request.

Availability of Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by calling (800) 989-6693. Documents will be sent within 3 business days of receipt of your request. This information is also available on the SEC's Web site at http://www.sec.gov.

PRSRT STD
U. S. POSTAGE
PAID
Permit No. 5750
Chicago, IL

Pacific Global Fund Distributors, Inc.
101 North Brand Blvd., Suite 1950
Glendale, California 91203

Item 2.	Code of Ethics

Not applicable for semi-annual reports.

Item 3.	Audit Committee Financial Expert

Not applicable for semi-annual reports.

Item 4.	Principal Accountant Fees and Services

Not applicable for semi-annual reports.

Item 5.	Audit Committee of Listed Registrants

Not applicable as Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

Item 6.	Schedule of Investments

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 9.	Purchases of Equity Securities by Managers of Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders

No material changes have been made.

Item 11.	Controls and Procedures.

(a) Based upon their evaluation of Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as conducted within 90 days of the filing date of this Form N-CSR, Registrant’s principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, Registrant’s internal control over financial reporting.

Item 12.	Exhibits

(a)(1) Not applicable.

(a)(2) Certifications required by Item 12(a) of Form N-CSR and Section 302 of the Sarbanes-Oxley Act of 2002 (filed herewith).

(a)(3) Not applicable.

(b) Certification required by Section 906 of the Sarbanes-Oxley Act of 2002 (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pacific Global Fund Inc. d/b/a Pacific Advisors Fund Inc.

By:	/s/ George A. Henning
George A. Henning
Chairman, Pacific Advisors Fund Inc.

Date:	September 9, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of Registrant and in the capacities and on the dates indicated.

By:	/s/ George A. Henning
George A. Henning
Chief Executive Officer

Date:	September 9, 2008

By:	/s/ Barbara A. Kelley
Barbara A. Kelley
Chief Financial Officer

Date:	September 9, 2008